FILE NO.  33-5186
                                                               FILE NO. 811-4651
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 41          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 41                 (X)
                                   ---------
                          JOHN HANCOCK STRATEGIC SERIES
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1702
                                   ---------
                                 SUSAN S. NEWTON
                       Senior Vice President and Secretary
                           John Hancock Advisers, LLC
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

If appropriate, check the following box:

It is proposed that this filing will become effective:
( )  immediately upon filing pursuant to paragraph (b) of Rule 485
(X)  on October 1, 2004 pursuant to paragraph (b) of Rule 485
( )  60 days after filing pursuant to paragraph (a) of Rule 485
( )  on (date) pursuant to paragraph (a) of Rule 485

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          JOHN HANCOCK
          Income Funds

          PROSPECTUS                                                   10.1.2004

          Bond Fund

          Government Income Fund

          High Income Fund

          High Yield Fund (FORMERLY HIGH YIELD BOND FUND)

          Investment Grade Bond Fund

          Strategic Income Fund

          [JOHN HANCOCK(R) LOGO]
          ----------------------
            JOHN HANCOCK FUNDS

          As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS
--------------------------------------------------------------------------------

              JOHN HANCOCK INCOME FUNDS
              ------------------------------------------------------------------
              BOND FUND                                                        4
              GOVERNMENT INCOME FUND                                           6
              HIGH INCOME FUND                                                 8
              HIGH YIELD FUND                                                 10
              INVESTMENT GRADE BOND FUND                                      12
              STRATEGIC INCOME FUND                                           14

              YOUR ACCOUNT
              ------------------------------------------------------------------
              CHOOSING A SHARE CLASS                                          16
              HOW SALES CHARGES ARE CALCULATED                                16
              SALES CHARGE REDUCTIONS AND WAIVERS                             17
              OPENING AN ACCOUNT                                              18
              BUYING SHARES                                                   19
              SELLING SHARES                                                  20
              TRANSACTION POLICIES                                            22
              DIVIDENDS AND ACCOUNT POLICIES                                  22
              ADDITIONAL INVESTOR SERVICES                                    23

              FUND DETAILS
              ------------------------------------------------------------------
              BUSINESS STRUCTURE                                              24
              MANAGEMENT BIOGRAPHIES                                          25
              FINANCIAL HIGHLIGHTS                                            26

              FOR MORE INFORMATION                                    BACK COVER
              ------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

JOHN HANCOCK INCOME FUNDS

These funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

THESE FUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:
o    are seeking a regular stream of income
o    want to diversify their portfolios
o are seeking a mutual fund for the income portion of an asset allocation portfolio
o    are retired or nearing retirement

INCOME FUNDS MAY NOT BE APPROPRIATE IF YOU:
o    are investing for maximum return over a long time horizon
o    require absolute stability of your principal

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock income funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc., (a subsidiary of Manulife Financial Corporation) and as of June 30, 2004, managed approximately $29 billion in assets.


--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGY

[GRAPHIC]

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

PAST PERFORMANCE

[GRAPHIC]

The fund's total return, measured year-by-year and over time.

MAIN RISKS

[GRAPHIC]

The major risk factors associated with the fund.

YOUR EXPENSES

[GRAPHIC]

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

BOND FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

2004 RETURN AS OF 6-30-04: -0.15%

BEST QUARTER: Q2 '95, 6.57%
WORST QUARTER: Q1 '94, -2.71%

AFTER-TAX RETURNS
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEX (reflects no fees or taxes)
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[CHART]

1994   -2.75%
1995   19.46%
1996    4.05%
1997    9.66%
1998    7.50%
1999   -1.36%
2000   10.39%
2001    7.12%
2002    7.36%
2003    7.62%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-03

                                                                            LIFE OF
                                                1 YEAR   5 YEAR   10 YEAR   CLASS C
Class A before tax                               2.76%    5.18%     6.25%      --
Class A after tax on distributions               1.03%    2.82%     3.54%      --
Class A after tax on distributions, with sale    1.76%    2.91%     3.58%      --
Class B before tax                               1.87%    5.10%     6.13%      --
Class C before tax (began 10-1-98)               5.87%    5.41%       --     5.06%
-----------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index     4.67%    6.66%     6.98%    6.23%

MAIN RISKS

[GRAPHIC]

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

================================================================================

YOUR EXPENSES

[GRAPHIC]

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A   CLASS B   CLASS C

Maximum front-end sales charge (load) on purchases
as a % of purchase price                               4.50%      none      none

Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)    5.00%     1.00%

ANNUAL OPERATING EXPENSES                             CLASS A   CLASS B   CLASS C
Management fee                                         0.50%      0.50%     0.50%
Distribution and service (12b-1) fees                  0.30%      1.00%     1.00%

Other expenses                                         0.29%      0.29%     0.29%
Total fund operating expenses                          1.09%      1.79%     1.79%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3    YEAR 5   YEAR 10


Class A                       $ 556    $ 781   $ 1,024   $ 1,719
Class B with redemption       $ 682    $ 863   $ 1,170   $ 1,921
Class B without redemption    $ 182    $ 563   $   970   $ 1,921
Class C with redemption       $ 282    $ 563   $   970   $ 2,105
Class C without redemption    $ 182    $ 563   $   970   $ 2,105


(1)  A $4.00 FEE WILL BE CHARGED FOR WIRE REDEMPTIONS.
(2) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE "HOW SALES CHARGES ARE CALCULATED."

================================================================================

PORTFOLIO MANAGERS

BARRY H. EVANS, CFA
Joined fund team in 2002

HOWARD C. GREENE, CFA
Joined fund team in 2002

BENJAMIN A. MATTHEWS
Joined fund team in 1995

SEE PAGE 25 FOR THE MANAGEMENT BIOGRAPHIES.

FUND CODES

CLASS A   Ticker           JHNBX
          CUSIP            410223101
          Newspaper        BondA
          SEC number       811-2402
          JH fund number   21

CLASS B   Ticker           JHBBX
          CUSIP            410223309
          Newspaper        BondB
          SEC number       811-2402
          JH fund number   121

CLASS C   Ticker           JHCBX
          CUSIP            410223200
          Newspaper        --
          SEC number       811-2402
          JH fund number   521

GOVERNMENT INCOME FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. In pursuing these goals, the fund normally invests at least 80% of its assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities ("U.S. government securities"). There is no limit on the fund's average maturity.

U.S. government securities may be supported by:

o the full faith and credit of the United States government, such as Treasury bills, notes and bonds and Government National Mortgage Association Certificates

o the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation

o the credit of the instrumentality, such as obligations of the Federal National Mortgage Association.

The fund may invest in higher-risk securities, including U.S.-dollar-denominated foreign government securities and asset-backed securities. It may also invest up to 10% of assets in foreign governmental high yield securities (junk bonds) rated as low as B and their unrated equivalents.

In managing the fund's portfolio, the managers consider interest rate trends to determine which types of bonds to emphasize at a given time. The fund typically favors mortgage-related securities when it anticipates that interest rates will be relatively stable, and favors U.S. Treasuries at other times. Because high yield bonds often respond to market movements differently from U.S. government bonds, the fund may use them to manage volatility.

The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in high-quality short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS B, TOTAL RETURNS

2004 RETURN AS OF 6-30-04: -0.76%

BEST QUARTER: Q2 '95, 6.40%
WORST QUARTER: Q1 '94, -3.52%

AFTER-TAX RETURNS
After-tax returns are shown for Class B shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEX (reflects no fees or taxes)
LEHMAN BROTHERS GOVERNMENT BOND INDEX, an unmanaged index of U.S. Treasury and government agency bonds.

CLASS B CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[CHART]

1994   -5.27%
1995   17.74%
1996    1.29%
1997    8.67%
1998    7.96%
1999   -3.15%
2000   11.35%
2001    5.88%
2002    9.45%
2003    0.33%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-03

                                                                            LIFE OF   LIFE OF
                                                1 YEAR   5 YEAR   10 YEAR   CLASS A   CLASS C
Class A before tax (began 9-30-94)              -3.42%    4.44%      --      6.49%       --
Class B before tax                              -4.55%    4.29%    5.37%       --        --
Class B after tax on distributions              -5.51%    2.43%    3.05%       --        --
Class B after tax on distributions, with sale   -2.96%    2.48%    3.09%       --        --
Class C before tax (began 4-1-99)               -0.64%      --       --        --      5.22%
---------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index            2.36%    6.26%    6.72%     7.72%     6.97%

MAIN RISKS

[GRAPHIC]

The major factor in this fund's performance is interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Junk bonds and foreign securities could make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.

Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

================================================================================

YOUR EXPENSES

[GRAPHIC]

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A   CLASS B   CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                4.50%     none      none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)   5.00%     1.00%

ANNUAL OPERATING EXPENSES                             CLASS A   CLASS B   CLASS C


Management fee                                          0.56%     0.56%     0.56%
Distribution and service (12b-1) fees                   0.25%     1.00%     1.00%
Other expenses                                          0.29%     0.29%     0.29%
Total fund operating expenses                           1.10%     1.85%     1.85%
Management fee reduction (at least until 9/30/05)       0.01%     0.01%     0.01%
Net annual operating expenses                           1.09%     1.84%     1.84%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3    YEAR 5   YEAR 10


Class A                       $ 556    $ 783   $ 1,028   $ 1,729
Class B with redemption       $ 687    $ 881   $ 1,200   $ 1,972
Class B without redemption    $ 187    $ 581   $ 1,000   $ 1,972
Class C with redemption       $ 287    $ 581   $ 1,000   $ 2,168
Class C without redemption    $ 187    $ 581   $ 1,000   $ 2,168


(1)  A $4.00 FEE WILL BE CHARGED FOR WIRE REDEMPTIONS.
(2) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE "HOW SALES CHARGES ARE CALCULATED."

================================================================================

PORTFOLIO MANAGERS

BARRY H. EVANS, CFA
Joined fund team in 1995

JEFFREY N. GIVEN, CFA
Joined fund team in 1998

SEE PAGE 25 FOR THE MANAGEMENT BIOGRAPHIES.

FUND CODES

CLASS A   Ticker           JHGIX
          CUSIP            41014P854
          Newspaper        GvIncA
          SEC number       811-3006
          JH fund number   56

CLASS B   Ticker           TSGIX
          CUSIP            41014P847
          Newspaper        GvIncB
          SEC number       811-3006
          JH fund number   156

CLASS C   Ticker           TCGIX
          CUSIP            41014P797
          Newspaper        --
          SEC number       811-3006
          JH fund number   556

HIGH INCOME FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks high current income. In pursuing this goal, the fund normally invests at least 80% of its assets in U.S. and foreign bonds and other debt securities rated BBB/Baa or lower and their unrated equivalents. The fund may invest up to 30% of assets in high yield bonds rated CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on industry allocation and debt security selection.

In choosing individual debt securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The managers look at bonds of many different issuers, including foreign government and corporate debt securities from developed and emerging markets.

The fund may invest up to 15% of assets in non-U.S.-dollar-denominated securities. The fund may also use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted and illiquid securities.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's calendar year total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

2004 RETURN AS OF 6-30-04: -0.63%

BEST QUARTER: Q4 '01, 7.13%
WORST QUARTER: Q2 '02, -2.80%

AFTER-TAX RETURNS
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEX (reflects no fees or taxes)
MERRILL LYNCH HIGH YIELD MASTER II INDEX, an unmanaged index consisting of U.S.-dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[CHART]

2002       1.58%
2003      18.50%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-03

                                                         LIFE OF   LIFE OF   LIFE OF
                                                1 YEAR   CLASS A   CLASS B   CLASS C
Class A before tax (began 3-1-01)               13.22%    7.12%       --        --
Class A after tax on distributions              10.46%    4.00%       --        --
Class A after tax on distributions, with sale    8.47%    4.10%       --        --
Class B before tax (began 3-1-01)               12.68%      --      7.22%       --
Class C before tax (began 3-1-01)               16.68%      --        --      8.14%
------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index        28.15%    7.15%     7.15%     7.15%

MAIN RISKS

[GRAPHIC]

The major factors in this fund's performance are interest rate and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

Credit risk depends largely on the perceived financial health of bond issuers. In general, high yield bonds (also known as "junk bonds") have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.

================================================================================

YOUR EXPENSES

[GRAPHIC]

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A   CLASS B   CLASS C

Maximum front-end sales charge (load) on purchases
as a % of purchase price                                4.50%    none       none

Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)  5.00%      1.00%

ANNUAL OPERATING EXPENSES                             CLASS A   CLASS B   CLASS C

Management fee                                          0.65%    0.65%      0.65%
Distribution and service (12b-1) fees                   0.30%    1.00%      1.00%
Other expenses                                          0.61%    0.61%      0.61%
Total fund operating expenses                           1.56%    2.26%      2.26%
Expense reimbursement (at least until 9-30-05)          0.25%    0.25%      0.25%
Net annual operating expenses                           1.31%    2.01%      2.01%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3    YEAR 5   YEAR 10


Class A                       $ 577    $ 897   $ 1,239   $ 2,203
Class B with redemption       $ 704    $ 982   $ 1,387   $ 2,399
Class B without redemption    $ 204    $ 682   $ 1,187   $ 2,399
Class C with redemption       $ 304    $ 682   $ 1,187   $ 2,576
Class C without redemption    $ 204    $ 682   $ 1,187   $ 2,576


(1)  A $4.00 FEE WILL BE CHARGED FOR WIRE REDEMPTIONS.
(2) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE "HOW SALES CHARGES ARE CALCULATED."

================================================================================

PORTFOLIO MANAGERS

FREDERICK L. CAVANAUGH, JR.
Joined fund team in 2001

DANIEL S. JANIS, III
Joined fund team in 2001

SEE PAGE 25 FOR THE MANAGEMENT BIOGRAPHIES.

FUND CODES

CLASS A   Ticker           JAHIX
          CUSIP            410227870
          Newspaper        --
          SEC number       811-4651
          JH fund number   72

CLASS B   Ticker           JBHIX
          CUSIP            410227862
          Newspaper        --
          SEC number       811-4651
          JH fund number   172

CLASS C   Ticker           JCHIX
          CUSIP            410227854
          Newspaper        --
          SEC number       811-4651
          JH fund number   572

HIGH YIELD FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks high current income. Capital appreciation is a secondary goal. In pursuing these goals, the fund normally invests at least 80% of its assets in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents. These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred stocks, and domestic and foreign government obligations. No more than 10% of the fund's total assets may be invested in securities that are rated in default by S&P or by Moody's. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the manager concentrates on industry allocation and securities selection: deciding which types of industries to emphasize at a given time, and then which individual securities to buy. The manager uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the manager uses bottom-up research to find securities that appear comparatively undervalued. The manager looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The fund typically invests in a broad range of industries.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 20% of its assets in U.S. and foreign common stocks of companies of any size.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results. Disclosure of Class A total returns has replaced prior Class B disclosure because as of December 31, 2003, Class A shares had 10 years of operating history and larger net assets.

CLASS A, TOTAL RETURNS

2004 RETURN AS OF 6-30-04: -0.07%

BEST QUARTER: Q2 '03, 14.14%
WORST QUARTER: Q3 '98, -17.88%

AFTER-TAX RETURNS
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEX (reflects no fees or taxes)
MERRILL LYNCH HIGH YIELD MASTER II INDEX, an unmanaged index consisting of U.S.-dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[CHART]

1994    -5.35%
1995    15.52%
1996    15.96%
1997    17.76%
1998   -11.20%
1999    10.91%
2000    -7.40%
2001     0.78%
2002     0.44%
2003    39.91%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-03

                                                                             LIFE OF
                                                 1 YEAR   5 YEAR   10 YEAR   CLASS C
Class A before tax                               33.47%    6.80%     6.29%      --
Class A after tax on distributions               29.29%    2.26%     1.90%      --
Class A after tax on distributions, with sale    21.37%    2.82%     2.48%      --
Class B before tax                               33.90%    6.73%     6.15%      --
Class C before tax (began 5-1-98)                37.90%    6.98%       --     2.37%
------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index         28.15%    5.02%     7.05%    4.32%

MAIN RISKS

[GRAPHIC]

The major factors in the fund's performance are interest rate and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

Credit risk depends largely on the perceived financial health of bond issuers. In general, high yield bonds (also known as "junk bonds") have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.

================================================================================

YOUR EXPENSES

[GRAPHIC]

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A   CLASS B   CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                4.50%     none      none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)   5.00%     1.00%

ANNUAL OPERATING EXPENSES                             CLASS A   CLASS B   CLASS C

Management fee                                          0.51%     0.51%     0.51%
Distribution and service (12b-1) fees                   0.25%     1.00%     1.00%
Other expenses                                          0.21%     0.21%     0.21%
Total fund operating expenses                           0.97%     1.72%     1.72%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3   YEAR 5    YEAR 10


Class A                       $ 545    $ 745   $   962   $ 1,586
Class B with redemption       $ 675    $ 842   $ 1,133   $ 1,831
Class B without redemption    $ 175    $ 542   $   933   $ 1,831
Class C with redemption       $ 275    $ 542   $   933   $ 2,030
Class C without redemption    $ 175    $ 542   $   933   $ 2,030


(1)  A $4.00 FEE WILL BE CHARGED FOR WIRE REDEMPTIONS.
(2) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE "HOW SALES CHARGES ARE CALCULATED."

================================================================================

PORTFOLIO MANAGER

ARTHUR N. CALAVRITINOS, CFA
Joined fund team in 1995

SEE PAGE 25 FOR THE MANAGEMENT BIOGRAPHIES.

FUND CODES

CLASS A   Ticker           JHHBX
          CUSIP            41014P839
          Newspaper        HiYldA
          SEC number       811-3006
          JH fund number   57

CLASS B   Ticker           TSHYX
          CUSIP            41014P821
          Newspaper        HiYldB
          SEC number       811-3006
          JH fund number   157

CLASS C   Ticker           JHYCX
          CUSIP            41014P813
          Newspaper        HiYldC
          SEC number       811-3006
          JH fund number   557

INVESTMENT GRADE BOND FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. In pursuing this goal, the fund normally invests at least 80% of its assets in investment-grade bonds (securities rated from AAA to BBB). These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Although the fund may invest in bonds of any maturity, it maintains a dollar-weighted average maturity of between three and ten years.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of many different issuers, potentially including U.S.-dollar-denominated securities of foreign governments and corporations.

The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes or other securities). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

2004 RETURN AS OF 6-30-04: -0.31%

BEST QUARTER: Q3 '01, 5.07%
WORST QUARTER: Q1 '96, -1.35%

AFTER-TAX RETURNS
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEX (reflects no fees or taxes)
LEHMAN BROTHERS AGGREGATE BOND INDEX, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[CHART]

1994       1.07%
1995      10.27%
1996       3.32%
1997       8.79%
1998       8.58%
1999      -1.06%
2000      11.02%
2001       7.23%
2002       9.61%
2003       4.62%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-03

                                                                             LIFE OF
                                                 1 YEAR   5 YEAR   10 YEAR   CLASS C
Class A before tax                               -0.11%    5.22%    5.78%       --
Class A after tax on distributions               -1.64%    2.99%    3.37%       --
Class A after tax on distributions, with sale    -0.09%    3.03%    3.38%       --
Class B before tax                               -1.16%    5.09%    5.67%       --
Class C before tax (began 4-1-99)                 2.84%      --       --      5.99%
------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index              4.10%    6.62%    6.95%     7.13%

MAIN RISKS

[GRAPHIC]

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.
o Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

================================================================================

YOUR EXPENSES

[GRAPHIC]

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A   CLASS B   CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                4.50%     none      none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)   5.00%     1.00%

ANNUAL OPERATING EXPENSES                             CLASS A   CLASS B   CLASS C

Management fee                                          0.40%     0.40%     0.40%
Distribution and service (12b-1) fees                   0.25%     1.00%     1.00%
Other expenses                                          0.38%     0.38%     0.38%
Total fund operating expenses                           1.03%     1.78%     1.78%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3   YEAR 5    YEAR 10


Class A                       $ 550    $ 763   $   993   $ 1,653
Class B with redemption       $ 681    $ 860   $ 1,164   $ 1,897
Class B without redemption    $ 181    $ 560   $   964   $ 1,897
Class C with redemption       $ 281    $ 560   $   964   $ 2,095
Class C without redemption    $ 181    $ 560   $   964   $ 2,095


(1)  A $4.00 FEE WILL BE CHARGED FOR WIRE REDEMPTIONS.
(2) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE "HOW SALES CHARGES ARE CALCULATED."

================================================================================

PORTFOLIO MANAGERS

BARRY H. EVANS, CFA
Joined fund team in 1995

HOWARD C. GREENE, CFA
Joined fund team in 2003

JEFFREY N. GIVEN, CFA
Joined fund team in 1998

SEE PAGE 25 FOR THE MANAGEMENT BIOGRAPHIES.

FUND CODES

CLASS A   Ticker           TAUSX
          CUSIP            41014P102
          Newspaper        InvGrBdA
          SEC number       811-3006
          JH fund number   55

CLASS B   Ticker           TSUSX
          CUSIP            41014P201
          Newspaper        InvGrBdB
          SEC number       811-3006
          JH fund number   155

CLASS C   Ticker           TCUSX
          CUSIP            41014P789
          Newspaper        --
          SEC number       811-3006
          JH fund number   555

STRATEGIC INCOME FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets
o    U.S. government and agency securities
o    U.S. high yield bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/ reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS

2004 RETURN AS OF 6-30-04: -1.92%

BEST QUARTER: Q2 '03, 7.11%
WORST QUARTER: Q1 '94, -2.50%

AFTER-TAX RETURNS
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEXES (reflect no fees or taxes)
INDEX 1: Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S.-dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment-grade.
INDEX 2: Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.
INDEX 3: Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[CHART]

1994      -3.02%
1995      18.73%
1996      11.62%
1997      12.67%
1998       5.41%
1999       3.35%
2000       1.14%
2001       4.90%
2002       7.30%
2003      16.88%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-03

                                                                           LIFE OF
                                                1 YEAR   5 YEAR  10 YEAR   CLASS C
Class A before tax                              11.56%    5.59%    7.20%       --
Class A after tax on distributions               8.42%    2.43%    3.77%       --
Class A after tax on distributions, with sale    7.41%    2.74%    3.92%       --
Class B before tax                              11.07%    5.54%    7.10%       --
Class C before tax (began 5-1-98)               15.07%    5.83%      --      5.29%
----------------------------------------------------------------------------------
Index 1                                         28.15%    5.02%    7.05%     4.32%
Index 2                                          2.36%    6.22%    6.71%     6.84%
Index 3                                         14.91%    5.75%    6.79%     7.22%

MAIN RISKS

[GRAPHIC]

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.

================================================================================

YOUR EXPENSES

[GRAPHIC]

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A    CLASS B   CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                4.50%     none       none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)   5.00%      1.00%


ANNUAL OPERATING EXPENSES                             CLASS A    CLASS B   CLASS C

Management fee                                          0.36%     0.36%      0.36%
Distribution and service (12b-1) fees                   0.30%     1.00%      1.00%
Other expenses                                          0.24%     0.24%      0.24%
Total fund operating expenses                           0.90%     1.60%      1.60%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3   YEAR 5    YEAR 10


Class A                       $ 538    $ 724   $   926   $ 1,508
Class B with redemption       $ 663    $ 805   $ 1,071   $ 1,713
Class B without redemption    $ 163    $ 505   $   871   $ 1,713
Class C with redemption       $ 263    $ 505   $   871   $ 1,900
Class C without redemption    $ 163    $ 505   $   871   $ 1,900


(1)  A $4.00 FEE WILL BE CHARGED FOR WIRE REDEMPTIONS.
(2) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE "HOW SALES CHARGES ARE CALCULATED."

================================================================================

PORTFOLIO MANAGERS

FREDERICK L. CAVANAUGH, JR.
Joined fund team in 1986

DANIEL S. JANIS, III
Joined fund team in 1999

SEE PAGE 25 FOR THE MANAGEMENT BIOGRAPHIES.

FUND CODES

CLASS A   Ticker           JHFIX
          CUSIP            410227102
          Newspaper        StrIncA
          SEC number       811-4651
          JH fund number   91

CLASS B   Ticker           STIBX
          CUSIP            410227300
          Newspaper        StrIncB
          SEC number       811-4651
          JH fund number   191

CLASS C   Ticker           JSTCX
          CUSIP            410227888
          Newspaper        StrIncC
          SEC number       811-4651
          JH fund number   591

YOUR ACCOUNT

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

o    A front-end sales charge, as described at right.
o Distribution and service (12b-1) fees of 0.25% (0.30% for Bond, High Income and Strategic Income).

CLASS B

o    No front-end sales charge; all your money goes to work for you right away.
o    Distribution and service (12b-1) fees of 1.00%.
o    A deferred sales charge, as described on following page.
o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

o    No front-end sales charge; all your money goes to work for you right away.
o    Distribution and service (12b-1) fees of 1.00%.
o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

INVESTORS PURCHASING $1 MILLION OR MORE OF CLASS B OR CLASS C SHARES MAY WANT TO CONSIDER THE LOWER OPERATING EXPENSES OF CLASS A SHARES.

FOR ACTUAL PAST EXPENSES OF EACH SHARE CLASS, SEE THE FUND-BY-FUND INFORMATION EARLIER IN THIS PROSPECTUS.

BECAUSE 12B-1 FEES ARE PAID ON AN ONGOING BASIS, THEY MAY COST SHAREHOLDERS MORE THAN OTHER TYPES OF SALES CHARGES.


OTHER CLASSES OF SHARES OF THE FUNDS, WHICH HAVE THEIR OWN EXPENSE STRUCTURE, MAY BE OFFERED IN SEPARATE PROSPECTUSES.


YOUR BROKER/DEALER RECEIVES A PERCENTAGE OF THESE SALES CHARGES AND FEES. IN ADDITION, JOHN HANCOCK FUNDS MAY PAY SIGNIFICANT COMPENSATION OUT OF ITS OWN RESOURCES TO YOUR BROKER-DEALER.

YOUR BROKER/DEALER OR AGENT MAY CHARGE YOU A FEE TO EFFECT TRANSACTIONS IN FUND SHARES.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                               AS A % OF         AS A % OF
YOUR INVESTMENT          OFFERING PRICE*   YOUR INVESTMENT

Up to $99,999                     4.50%              4.71%
$100,000 - $249,999               3.75%              3.90%
$250,000 - $499,999               2.75%              2.83%
$500,000 - $999,999               2.00%              2.04%
$1,000,000 and over          See below

* OFFERING PRICE IS THE NET ASSET VALUE PER SHARE PLUS ANY INITIAL SALES CHARGE.


You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL ADVISER AT THE TIME YOU PURCHASE A FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial adviser, access the funds' Web site at www.jhfunds.com, or call 1-800-225-5291.


INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION + INVESTMENTS

                             CDSC ON SHARES
YOUR INVESTMENT                  BEING SOLD

First $1M - $4,999,999                1.00%
Next $1 - $5M above that              0.50%
Next $1 or more above that            0.25%

FOR PURPOSES OF THIS CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

16  YOUR ACCOUNT

CLASS B AND CLASS C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

CLASS B DEFERRED CHARGES

                                   CDSC ON
YEARS AFTER                    FUND SHARES
PURCHASE                        BEING SOLD
1st year                              5.00%
2nd year                              4.00%
3rd year                              3.00%
4th year                              3.00%
5th year                              2.00%
6th year                              1.00%
After 6th year                        none

CLASS C DEFERRED CHARGES

YEARS AFTER PURCHASE                  CDSC
1st year                              1.00%
After 1st year                        none

FOR PURPOSES OF THESE CDSCS, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include Accumulations and Combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.
o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

                                                                YOUR ACCOUNT  17

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:


o    to make payments through certain systematic withdrawal plans
o    certain retirement plans participating in Merrill Lynch or PruArray programs
o    redemptions pursuant to a fund's right to liquidate an account less than
     $1,000
o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock
o    to make certain distributions from a retirement plan
o    because of shareholder death or disability


TO UTILIZE THIS WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:


o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets from an employee benefit plan into a John Hancock fund
o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)
o participants in certain 529 Plans that have a signed agreement with John Hancock funds (one-year CDSC may apply)

o certain retirement plans participating in Merrill Lynch or PruArray programs


TO UTILIZE A WAIVER YOU MUST CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).


OTHER WAIVERS Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock Fund to the same class of any other John Hancock Fund (see "Transactions Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)


--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     o    non-retirement account: $1,000
     o    retirement account: $250
     o    group investments: $250
     o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month


3 All shareholders must complete the account application, carefully following the instructions. When opening a CORPORATE ACCOUNT, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a TRUST ACCOUNT, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.


4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

18  YOUR ACCOUNT

BUYING SHARES
--------------------------------------------------------------------------------

                 OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
BY CHECK

[GRAPHIC]       o  Make out a check for the investment amount,       o  Make out a check for the investment amount
                   payable to "John Hancock Signature Services,         payable to "John Hancock Signature Services, Inc."
                   Inc."

                o  Deliver the check and your completed              o  Fill out the detachable investment slip from an
                   application to your financial representative,        account statement. If no slip is available, include a note
                   or mail them to Signature Services                   specifying the fund name, your share class, your account
                   (address below).                                     number and the name(s) in which the account is registered.

                                                                     o  Deliver the check and your investment slip or note to your financial representative, or mail them to Signature
                                                                        Services (address below).

BY EXCHANGE

[GRAPHIC]       o  Call your financial representative or Signature   o  Log on to www.jhfunds.com to process exchanges between
                   Services to request an exchange.                     funds.

                                                                     o  Call EASI-Line for automated service 24 hours a
                                                                        day using your touch-tone phone at 1-800-338-8080.

                                                                     o  Call your financial representative or Signature
                                                                        Services to request an exchange.

BY WIRE

[GRAPHIC]       o  Deliver your completed application to your        o  Instruct your bank to wire the amount of your
                   financial representative, or mail it to              investment to:
                   Signature Services.                                     First Signature Bank & Trust
                                                                           Account # 900000260
                o  Obtain your account number by calling your              Routing # 211475000
                   financial representative or Signature Services.

                o  Instruct your bank to wire the amount of your     Specify the fund name, your share class, your account
                   investment to:                                    number and the name(s) in which the account is registered.
                      First Signature Bank & Trust                   Your bank may charge a fee to wire funds.
                      Account # 900000260
                      Routing # 211475000

                Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY INTERNET

[GRAPHIC]       See "By exchange" and "By wire."                     o  Verify that your bank or credit union is a member of the
                                                                        Automated Clearing House (ACH) system.

                                                                     o  Complete the "Bank Information" section on your account application.

                                                                     o  Log on to www.jhfunds.com to initiate purchases using your authorized bank account.

BY PHONE

[GRAPHIC]       See "By exchange" and "By wire."                     o  Verify that your bank or credit union is a member of the
                                                                        Automated Clearing House (ACH) system.

                                                                     o  Complete the "Bank Information" section on your account application.

                                                                     o  Call EASI-Line for automated service 24 hours a day using your touch-tone phone at 1-800-338-8080.

                                                                     o  Call your financial representative or call Signature
                                                                        Services between 8 A.M. and 7 P .M. Eastern Time on most
                                                                        business days.

TO OPEN OR ADD TO AN ACCOUNT USING THE MONTHLY AUTOMATIC ACCUMULATION PROGRAM, SEE "ADDITIONAL INVESTOR SERVICES."

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                YOUR ACCOUNT  19

SELLING SHARES

                                                                     TO SELL SOME OR ALL OF YOUR SHARES
BY LETTER

[GRAPHIC]          o  Accounts of any type.                          o  Write a letter of instruction or complete a stock power
                   o  Sales of any amount.                              indicating the fund name, your share class, your account
                                                                        number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

                                                                     o  Include all signatures and any additional documents that may be required (see next page).

                                                                     o  Mail the materials to Signature Services.

                                                                     o  A check will be mailed to the name(s) and address in
                                                                        which the account is registered, or otherwise according to your letter of instruction.

BY INTERNET

[GRAPHIC]          o  Most accounts.                                 o  Log on to www.jhfunds.com to initiate redemptions from
                                                                        your funds.
                   o  Sales of up to $100,000.

BY PHONE

[GRAPHIC]          o  Most accounts.                                 o  Call EASI-Line for automated service 24 hours a day using your touch-tone phone at 1-800-338-8080.
                   o  Sales of up to $100,000.
                                                                     o  Call your financial representative or call Signature
                                                                        Services between 8 A.M. and 7 P .M. Eastern Time on most
                                                                        business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

[GRAPHIC]          o  Requests by letter to sell any amount.         o  To verify that the Internet or telephone redemption
                                                                        privilege is in place on an account, or to request the
                   o  Requests by Internet or phone to sell up to       form to add it to an existing account, call Signature
                      $100,000.                                         Services.

                                                                     o  Amounts of $1,000 or more will be wired on the next
                                                                        business day. A $4 fee will be deducted from your account.

                                                                     o  Amounts of less than $1,000 may be sent by EFT or by
                                                                        check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee
                                                                        for this service.

BY EXCHANGE

[GRAPHIC]          o  Accounts of any type.                          o  Obtain a current prospectus for the fund into which you are exchanging by Internet or by calling your financial
                   o  Sales of any amount.                              representative or Signature Services.

                                                                     o  Log on to www.jhfunds.com to process exchanges between
                                                                        your funds.

                                                                     o  Call EASI-Line for automated service 24 hours a day
                                                                        using your touch-tone phone at 1-800-338-8080.

                                                                     o  Call your financial representative or Signature Services to request an exchange.

BY CHECK

[GRAPHIC]          o  Government Income, Investment Grade Bond and   o  Request checkwriting on your account application.
                      Strategic Income only.
                                                                     o  Verify that the shares to be sold were purchased more
                   o  Any account with checkwriting privileges.         than 10 days earlier or were purchased by wire.

                   o  Sales of over $100.                            o  Write a check for any amount over $100.

20  YOUR ACCOUNT

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o    your address of record has changed within the past 30 days
o    you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                            REQUIREMENTS FOR WRITTEN REQUESTS           [GRAPHIC]

   Owners of individual, joint, or UGMA/UTMA accounts             o  Letter of instruction.
   (custodial accounts for minors).
                                                                  o  On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.

                                                                  o  Signature guarantee if applicable (see above).

   Owners of corporate, sole proprietorship, general partner or   o  Letter of instruction.
   association accounts.
                                                                  o  Corporate business/organization resolution, certified
                                                                     within the past 12 months, or a John Hancock Funds
                                                                     business/organization certification form.

                                                                  o  On the letter and the resolution, the signature of the
                                                                     person(s) authorized to sign for the account.

                                                                  o  Signature guarantee if applicable (see above).

   Owners or trustees of trust accounts.                          o  Letter of instruction.

                                                                  o  On the letter, the signature(s) of the trustee(s).

                                                                  o  Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                  o  Signature guarantee if applicable (see above).

   Joint tenancy shareholders with rights of survivorship whose   o  Letter of instruction signed by surviving tenant.
   co-tenants are deceased.
                                                                  o  Copy of death certificate.

                                                                  o  Signature guarantee if applicable (see above).

   Executors of shareholder estates.                              o  Letter of instruction signed by executor.

                                                                  o  Copy of order appointing executor, certified within the past 12 months.

                                                                  o  Signature guarantee if applicable (see above).

   Administrators, conservators, guardians and other sellers or   o  Call 1-800-225-5291 for instructions.
   account types not listed above.

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

                                                                YOUR ACCOUNT  21

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign bonds or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.


Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

The funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a fund reasonably believes that the trading activity in the account(s) would be disruptive to the fund. For example, a fund may refuse a purchase order if the fund's adviser believes that it would be unable to invest the money effectively in accordance with the fund's investment policies or the fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

A fund and/or its service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, a fund and/or its service providers may not be able to detect or prevent all instances of short-term trading. For example, a fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

ACCOUNT INFORMATION John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.


CERTIFICATED SHARES The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance
o    after any changes of name or address of the registered owner(s)
o    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

22  YOUR ACCOUNT

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


TAXABILITY OF DIVIDENDS Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your account may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o    Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o    Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of retirement plans, including traditional, Roth and Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

FUND SECURITIES The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings.

                                                                YOUR ACCOUNT  23

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock income funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Government Income, High Income, High Yield and Investment Grade Bond funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Bond, Government Income, High Income, High Yield and Investment Grade Bond Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

MANAGEMENT FEES The management fees paid to the investment adviser by the John Hancock income funds last fiscal year are as follows:

FUND                                        % OF NET ASSETS


Bond                                                  0.50%
Government Income                                     0.53%*
High Income                                           0.43%*
High Yield                                            0.51%
Investment Grade Bond                                 0.40%
Strategic Income                                      0.36%


* AFTER EXPENSE REIMBURSEMENT.

                                     [CHART]

24  FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock income funds. It is a brief summary of their business careers over the past five years.

ARTHUR N. CALAVRITINOS, CFA
------------------------------------------
Vice president
Joined John Hancock Advisers in 1988
Began business career in 1986

FREDERICK L. CAVANAUGH, JR.
------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1975

BARRY H. EVANS, CFA
------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

JEFFREY N. GIVEN, CFA
------------------------------------------
Joined John Hancock Advisers in 1993
Began business career in 1993

HOWARD C. GREENE, CFA
------------------------------------------
Senior vice president
Joined John Hancock Advisers in 2002
Vice president at Sun Life Financial
 Services Company of Canada (1987-2002)
Began business career in 1979

DANIEL S. JANIS, III
------------------------------------------
Vice president
Joined John Hancock Advisers in 1999
Began business career in 1984

BENJAMIN A. MATTHEWS
------------------------------------------
Vice president
Joined John Hancock Advisers in 1995
Began business career in 1970

                                                                FUND DETAILS  25

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

BOND FUND

FIGURES FOR THE YEARS ENDED 5-31-03 AND 5-31-04 WERE AUDITED BY
PRICEWATERHOUSECOOPERS LLP.


CLASS A SHARES PERIOD ENDED:                               5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 14.76      $ 13.93       $ 14.69       $ 14.71   $ 15.69
Net investment income(3)                                        0.96         0.92          0.82          0.72      0.70
Net realized and unrealized gain (loss) on investments         (0.83)        0.76          0.06          1.02     (0.65)
TOTAL FROM INVESTMENT OPERATIONS                                0.13         1.68          0.88          1.74      0.05
LESS DISTRIBUTIONS
From net investment income                                     (0.96)       (0.92)        (0.86)        (0.76)    (0.76)
NET ASSET VALUE, END OF PERIOD                               $ 13.93      $ 14.69       $ 14.71       $ 15.69   $ 14.98
TOTAL RETURN(4) (%)                                             0.97        12.38          6.10         12.26      0.31

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $ 1,098      $ 1,140       $ 1,144       $ 1,192   $ 1,047
Ratio of expenses to average net assets (%)                     1.11         1.12          1.11          1.12      1.09
Ratio of net investment income to average net assets (%)        6.69         6.38          5.51          4.84      4.55
Portfolio turnover (%)                                           162          235           189           273       241

CLASS B SHARES PERIOD ENDED:                               5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 14.76      $ 13.93      $ 14.69          $ 14.71   $ 15.69
Net investment income(3)                                      0.86         0.83         0.72             0.62      0.59
Net realized and unrealized gain (loss) on investments       (0.83)        0.76         0.06             1.02     (0.65)
TOTAL FROM INVESTMENT OPERATIONS                              0.03         1.59         0.78             1.64     (0.06)
LESS DISTRIBUTIONS
From net investment income                                   (0.86)       (0.83)       (0.76)           (0.66)    (0.65)
NET ASSET VALUE, END OF PERIOD                             $ 13.93      $ 14.69      $ 14.71          $ 15.69   $ 14.98
TOTAL RETURN(4) (%)                                           0.27        11.64         5.37            11.48     (0.39)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $   197      $   218      $   236          $   233   $   164
Ratio of expenses to average net assets (%)                   1.81         1.78         1.81             1.82      1.79
Ratio of net investment income to average net assets (%)      6.00         5.71         4.81             4.15      3.84
Portfolio turnover (%)                                         162          235          189              273       241

CLASS C SHARES PERIOD ENDED:                               5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 14.76      $ 13.93      $ 14.69          $ 14.71   $ 15.69
Net investment income(3)                                      0.85         0.82         0.72             0.62      0.59
Net realized and unrealized gain (loss) on investments       (0.83)        0.76         0.06             1.02     (0.64)
TOTAL FROM INVESTMENT OPERATIONS                              0.02         1.58         0.78             1.64     (0.05)
LESS DISTRIBUTIONS
From net investment income                                   (0.85)       (0.82)       (0.76)           (0.66)    (0.66)
NET ASSET VALUE, END OF PERIOD                             $ 13.93      $ 14.69      $ 14.71          $ 15.69   $ 14.98
TOTAL RETURN(4) (%)                                           0.28        11.60         5.36            11.48     (0.39)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $    24      $    26      $    44          $    45   $    32
Ratio of expenses to average net assets (%)                   1.80         1.82         1.81             1.82      1.79
Ratio of net investment income to average net assets (%)      6.01         5.66         4.81             4.15      3.84
Portfolio turnover (%)                                         162          235          189              273       241

(1)  AUDITED BY PREVIOUS AUDITOR.
(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATING TO THE AMORTIZATION OF PREMIUMS AND ACCRETION OF DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE ON PER SHARE AMOUNTS FOR THE YEAR ENDED MAY 31, 2002, WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.04, INCREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY $0.04 AND, HAD THE FUND NOT MADE THESE CHANGES TO AMORTIZATION AND ACCRETION, THE ANNUALIZED RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 5.81%, 5.11% AND 5.09% FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY. PER SHARE RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001, HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(3)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(4) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.

26  FUND DETAILS

GOVERNMENT INCOME FUND

FIGURES FOR THE YEARS ENDED 5-31-03 AND 5-31-04 WERE AUDITED BY DELOITTE & TOUCHE LLP.

CLASS A SHARES PERIOD ENDED:                                  5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $  9.02      $  8.58      $  9.06          $  9.21   $  9.82
Net investment income(3)                                         0.55         0.55         0.47             0.36      0.30
Net realized and unrealized gain (loss) on investments          (0.44)        0.48         0.19             0.65     (0.61)
TOTAL FROM INVESTMENT OPERATIONS                                 0.11         1.03         0.66             1.01     (0.31)
LESS DISTRIBUTIONS
From net investment income                                      (0.55)       (0.55)       (0.51)           (0.40)    (0.35)
NET ASSET VALUE, END OF PERIOD                                $  8.58      $  9.06      $  9.21          $  9.82   $  9.16
TOTAL RETURN(4),(5) (%)                                          1.38        12.26         7.37            11.12     (3.13)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $   505      $   521      $   532          $   565   $   456
Ratio of expenses to average net assets (%)                      1.05         1.02         1.04             1.04      1.07
Ratio of adjusted expenses to average net assets(6) (%)          1.18         1.15         1.17             1.17      1.17
Ratio of net investment income to average net assets (%)         6.31         6.13         5.04             3.76      3.20
Portfolio turnover (%)                                            106           68          110              400       411

CLASS B SHARES PERIOD ENDED:                                  5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $  9.02      $  8.58      $  9.06          $  9.21   $  9.82
Net investment income(3)                                         0.49         0.48         0.40             0.28      0.23
Net realized and unrealized gain (loss) on investments          (0.44)        0.48         0.19             0.65     (0.61)
TOTAL FROM INVESTMENT OPERATIONS                                 0.05         0.96         0.59             0.93     (0.38)
LESS DISTRIBUTIONS
From net investment income                                      (0.49)       (0.48)       (0.44)           (0.32)    (0.28)
NET ASSET VALUE, END OF PERIOD                                $  8.58      $  9.06      $  9.21          $  9.82   $  9.16
TOTAL RETURN(4),(5) (%)                                          0.64        11.44         6.57            10.30     (3.85)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $   113      $    93      $    86          $   128   $    63
Ratio of expenses to average net assets (%)                      1.78         1.75         1.79             1.79      1.82
Ratio of adjusted expenses to average net assets (%)             1.91         1.88         1.92             1.92      1.92
Ratio of net investment income to average net assets(6) (%)      5.58         5.41         4.29             2.97      2.39
Portfolio turnover (%)                                            106           68          110              400       411

CLASS C SHARES PERIOD ENDED:                                  5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                          $  9.02      $  8.58      $  9.06          $  9.21   $  9.82
Net investment income(3)                                         0.49         0.48         0.40             0.27      0.22
Net realized and unrealized gain (loss) on investments          (0.44)        0.48         0.19             0.66     (0.60)
TOTAL FROM INVESTMENT OPERATIONS                                 0.05         0.96         0.59             0.93     (0.38)
LESS DISTRIBUTIONS
From net investment income                                      (0.49)       (0.48)       (0.44)           (0.32)    (0.28)
NET ASSET VALUE, END OF PERIOD                                $  8.58      $  9.06      $  9.21          $  9.82   $  9.16
TOTAL RETURN(4),(5) (%)                                          0.61        11.42         6.57            10.30     (3.85)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            --(7)   $     2      $     7          $    26   $     8
Ratio of expenses to average net assets (%)                      1.80         1.77         1.79             1.79      1.82
Ratio of adjusted expenses to average net assets(6) (%)          1.93         1.90         1.92             1.92      1.92
Ratio of net investment income to average net assets (%)         5.56         5.30         4.29             2.86      2.31
Portfolio turnover (%)                                            106           68          110              400       411

(1)  AUDITED BY PREVIOUS AUDITOR.
(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATING TO THE AMORTIZATION OF PREMIUMS AND ACCRETION OF DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE ON PER SHARE AMOUNTS FOR THE YEAR ENDED MAY 31, 2002, WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.04, INCREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY $0.04, AND, HAD THE FUND NOT MADE THESE CHANGES TO AMORTIZATION, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 5.49%, 4.74% AND 4.74% FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY. PER SHARE RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001, HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(3)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(4) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
(5) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
(6)  DOES NOT TAKE INTO CONSIDERATION EXPENSE REDUCTIONS DURING THE PERIODS
     SHOWN.
(7)  LESS THAN $500,000.

================================================================================
THE FOLLOWING RETURNS ARE NOT AUDITED AND ARE NOT PART OF THE AUDITED FINANCIAL HIGHLIGHTS PRESENTED ABOVE:
WITHOUT THE EXPENSE REDUCTIONS, RETURNS FOR THE YEARS ENDED MAY 31, 2000, 2001, 2002, 2003 AND 2004 WOULD HAVE BEEN 1.25%, 12.13%, 7.24%, 10.99% AND (3.23%) FOR
CLASS A, 0.51%, 11.31%, 6.44%, 10.17% AND (3.95%) FOR CLASS B AND 0.48%, 11.29%,
6.44%, 10.17% AND (3.95%) FOR CLASS C, RESPECTIVELY.

                                                                FUND DETAILS  27

HIGH INCOME FUND

FIGURES AUDITED BY PRICEWATERHOUSECOOPERS LLP.

CLASS A SHARES PERIOD ENDED:                               5-31-01(1)   5-31-02   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.00      $  9.94   $  9.62   $  9.84
Net investment income(2)                                      0.15         0.81      0.69      0.65
Net realized and unrealized gain (loss) on investments       (0.07)       (0.27)     0.28     (0.06)
TOTAL FROM INVESTMENT OPERATIONS                              0.08         0.54      0.97      0.59
LESS DISTRIBUTIONS
From net investment income                                   (0.14)       (0.86)    (0.75)    (0.67)
NET ASSET VALUE, END OF PERIOD                             $  9.94      $  9.62   $  9.84   $  9.76
TOTAL RETURN(3),(4) (%)                                       0.89(5)      5.63     10.88      6.02

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $    10      $    12   $    16   $    15
Ratio of expenses to average net assets (%)                   1.25(6)      1.24      1.31      1.31
Ratio of adjusted expenses to average net assets(7) (%)       2.42(6)      2.77      1.73      1.56
Ratio of net investment income to average net assets (%)      5.93(6)      8.24      7.36      6.50
Portfolio turnover (%)                                          13          113        97        73

CLASS B SHARES PERIOD ENDED:                               5-31-01(1)   5-31-02   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.00      $  9.94   $  9.62   $  9.84
Net investment income(2)                                      0.13         0.75      0.61      0.58
Net realized and unrealized gain (loss) investments          (0.06)       (0.27)     0.30     (0.06)
TOTAL FROM INVESTMENT OPERATIONS                              0.07         0.48      0.91      0.52
LESS DISTRIBUTIONS
From net investment income                                   (0.13)       (0.80)    (0.69)    (0.60)
NET ASSET VALUE, END OF PERIOD                             $  9.94      $  9.62   $  9.84   $  9.76
TOTAL RETURN(3),(4) (%)                                       0.71(5)      4.99     10.11      5.28

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                         --(8)   $     3   $    10   $    10
Ratio of expenses to average net assets (%)                   1.95(6)      1.90      2.01      2.01
Ratio of adjusted expenses to average net assets(7) (%)       3.12(6)      3.43      2.43      2.26
Ratio of net investment income to average net assets (%)      5.22(6)      7.58      6.53      5.81
Portfolio turnover (%)                                          13          113        97        73

CLASS C SHARES PERIOD ENDED:                               5-31-01(1)   5-31-02   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.00      $  9.94   $  9.62   $  9.84
Net investment income(2)                                      0.13         0.75      0.61      0.58
Net realized and unrealized gain (loss) on investments       (0.06)       (0.27)     0.30     (0.06)
TOTAL FROM INVESTMENT OPERATIONS                              0.07         0.48      0.91      0.52
LESS DISTRIBUTIONS
From net investment income                                   (0.13)       (0.80)    (0.69)    (0.60)
NET ASSET VALUE, END OF PERIOD                             $  9.94      $  9.62   $  9.84   $  9.76
TOTAL RETURN(3),(4) (%)                                       0.71(5)      4.99     10.11      5.28

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                         --(8)   $     2   $     3   $     4
Ratio of expenses to average net assets (%)                   1.95(6)      1.90      2.01      2.01
Ratio of adjusted expenses to average net assets(7) (%)       3.12(6)      3.43      2.43      2.26
Ratio of net investment income to average net assets (%)      5.22(6)      7.58      6.55      5.79
Portfolio turnover (%)                                          13          113        97        73

(1)  CLASS A, CLASS B AND CLASS C SHARES BEGAN OPERATIONS ON 3-1-01.
(2)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(3) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
(4) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
(5)  NOT ANNUALIZED.
(6)  ANNUALIZED.
(7)  DOES NOT TAKE INTO CONSIDERATION EXPENSE REDUCTIONS DURING THE PERIODS
     SHOWN.
(8)  LESS THAN $500,000.

================================================================================
THE FOLLOWING RETURNS ARE NOT AUDITED AND ARE NOT PART OF THE AUDITED FINANCIAL HIGHLIGHTS PRESENTED ABOVE:
WITHOUT THE EXPENSE REDUCTIONS, RETURNS FOR THE PERIOD ENDED MAY 31, 2001 AND THE YEARS ENDED MAY 31, 2002, 2003 AND 2004 WOULD HAVE BEEN 0.60%, 4.10%, 10.46%
AND 5.77% FOR CLASS A, 0.42%, 3.46%, 9.69% AND 5.03% FOR CLASS B, 0.42%, 3.46%,
9.69% AND 5.03% FOR CLASS C, RESPECTIVELY.

28  FUND DETAILS

HIGH YIELD FUND

FIGURES FOR THE YEARS ENDED 5-31-03 AND 5-31-04 WERE AUDITED BY DELOITTE & TOUCHE LLP.

CLASS A SHARES PERIOD ENDED:                               5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03    5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $  6.57      $  5.87      $  5.11          $  4.72    $  4.69
Net investment income(3)                                      0.72         0.65         0.47             0.45       0.42
Net realized and unrealized gain (loss) on investments       (0.70)       (0.76)       (0.32)           (0.01)      0.37
TOTAL FROM INVESTMENT OPERATIONS                              0.02        (0.11)        0.15             0.44       0.79
LESS DISTRIBUTIONS
From net investment income                                   (0.72)       (0.65)       (0.54)           (0.47)     (0.43)
NET ASSET VALUE, END OF PERIOD                             $  5.87      $  5.11      $  4.72          $  4.69    $  5.05
TOTAL RETURN(4) (%)                                           0.15        (1.82)        3.59            11.05      17.18

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $   238      $   228      $   254          $   297    $   343
Ratio of expenses to average net assets (%)                   0.99         0.99         1.02             1.04       0.96
Ratio of net investment income to average net assets (%)     11.36        10.87         9.85            10.54       8.09
Portfolio turnover (%)                                          49           57           69               49         49

CLASS B SHARES PERIOD ENDED:                               5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03    5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $  6.57      $  5.87      $  5.11          $  4.72    $  4.69
Net investment income(3)                                      0.67         0.61         0.43             0.42       0.39
Net realized and unrealized gain (loss) on investments       (0.70)       (0.76)       (0.32)           (0.01)      0.37
TOTAL FROM INVESTMENT OPERATIONS                             (0.03)       (0.15)        0.11             0.41       0.76
LESS DISTRIBUTIONS
From net investment income                                   (0.67)       (0.61)       (0.50)           (0.44)     (0.40)
NET ASSET VALUE, END OF PERIOD                             $  5.87      $  5.11      $  4.72          $  4.69    $  5.05
TOTAL RETURN(4) (%)                                          (0.61)       (2.51)        2.81            10.23      16.31

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $   691      $   571      $   515          $   512    $   481
Ratio of expenses to average net assets (%)                   1.74         1.68         1.77             1.79       1.72
Ratio of net investment income to average net assets (%)     10.61        10.87         9.10             9.92       7.43
Portfolio turnover (%)                                          49           57           69               49         49

CLASS C SHARES PERIOD ENDED:                               5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03    5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $  6.57      $  5.87      $  5.11          $  4.72    $  4.69
Net investment income(3)                                      0.67         0.61         0.43             0.41       0.38
Net realized and unrealized gain (loss) on investments       (0.70)       (0.76)       (0.32)              --(5)    0.38
TOTAL FROM INVESTMENT OPERATIONS                             (0.03)       (0.15)        0.11             0.41       0.76
LESS DISTRIBUTIONS
From net investment income                                   (0.67)       (0.61)       (0.50)           (0.44)     (0.40)
NET ASSET VALUE, END OF PERIOD                             $  5.87      $  5.11      $  4.72          $  4.69    $  5.05
TOTAL RETURN(4) (%)                                          (0.61)       (2.57)        2.81            10.23      16.31

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $    27      $    40      $    61          $   108    $   134
Ratio of expenses to average net assets (%)                   1.74         1.74         1.77             1.79       1.72
Ratio of net investment income to average net assets (%)     10.61        10.87         9.10             9.72       7.33
Portfolio turnover (%)                                          49           57           69               49         49

(1)  AUDITED BY PREVIOUS AUDITOR.
(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATING TO THE AMORTIZATION OF PREMIUMS AND ACCRETION OF DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE ON PER SHARE AMOUNTS FOR THE YEAR ENDED MAY 31, 2002, WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.01, DECREASE NET REALIZED AND UNREALIZED LOSSES PER SHARE BY $0.01 AND, HAD THE FUND NOT MADE THESE CHANGES TO AMORTIZATION AND ACCRETION, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 10.16%, 9.41% AND 9.41% FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY. PER SHARE RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001, HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(3)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(4) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
(5)  LESS THAN $0.01 PER SHARE.

                                                                FUND DETAILS  29

INVESTMENT GRADE BOND FUND

FIGURES FOR THE YEARS ENDED 5-31-03 AND 5-31-04 WERE AUDITED BY DELOITTE & TOUCHE LLP.

CLASS A SHARES PERIOD ENDED:                               5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $  9.55      $  9.18      $  9.64          $  9.78   $ 10.47
Net investment income(3)                                      0.57         0.60         0.48             0.43      0.40
Net realized and unrealized gain (loss) on investments       (0.37)        0.46         0.19             0.75     (0.50)
TOTAL FROM INVESTMENT OPERATIONS                              0.20         1.06         0.67             1.18     (0.10)
LESS DISTRIBUTIONS
From net investment income                                   (0.57)       (0.60)       (0.53)           (0.49)    (0.45)
NET ASSET VALUE, END OF PERIOD                             $  9.18      $  9.64      $  9.78          $ 10.47   $  9.92
TOTAL RETURN(4) (%)                                           2.22        11.83         6.97            12.35     (0.97)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $   138      $   145      $   159          $   176   $   144
Ratio of expenses to average net assets (%)                   1.07         1.05         1.02             1.03      1.03
Ratio of net investment income to average net assets (%)      6.08         6.30         4.93             4.30      3.92
Portfolio turnover (%)                                         300          328          573              693       312

CLASS B SHARES PERIOD ENDED:                               5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $  9.55      $  9.18      $  9.64          $  9.78   $ 10.47
Net investment income(3)                                      0.50         0.53         0.41             0.36      0.32
Net realized and unrealized gain (loss) on investments       (0.37)        0.46         0.19             0.74     (0.50)
TOTAL FROM INVESTMENT OPERATIONS                              0.13         0.99         0.60             1.10     (0.18)
LESS DISTRIBUTIONS
From net investment income                                   (0.50)       (0.53)       (0.46)           (0.41)    (0.37)
NET ASSET VALUE, END OF PERIOD                             $  9.18      $  9.64      $  9.78          $ 10.47   $  9.92
TOTAL RETURN(4) (%)                                           1.46        11.03         6.18            11.52     (1.71)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $    27      $    28      $    35          $    55   $    33
Ratio of expenses to average net assets (%)                   1.81         1.77         1.77             1.78      1.78
Ratio of net investment income to average net assets (%)      5.34         5.59         4.18             3.54      3.17
Portfolio turnover (%)                                         300          328          573              693       312

CLASS C SHARES PERIOD ENDED:                               5-31-00(1)   5-31-01(1)   5-31-02(1),(2)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $  9.55      $  9.18      $  9.64          $  9.78   $ 10.47
Net investment income(3)                                      0.50         0.53         0.40             0.35      0.32
Net realized and unrealized gain (loss) on investments       (0.37)        0.46         0.19             0.75     (0.50)
TOTAL FROM INVESTMENT OPERATIONS                              0.13         0.99         0.59             1.10     (0.18)
LESS DISTRIBUTIONS
From net investment income                                   (0.50)       (0.53)       (0.45)           (0.41)    (0.37)
NET ASSET VALUE, END OF PERIOD                             $  9.18      $  9.64      $  9.78          $ 10.47   $  9.92
TOTAL RETURN(4) (%)                                           1.44        11.00         6.17            11.52     (1.71)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                         --(5)   $     2      $     7          $    12   $    10
Ratio of expenses to average net assets (%)                   1.82         1.80         1.77             1.78      1.78
Ratio of net investment income to average net assets (%)      5.33         5.42         4.18             3.48      3.17
Portfolio turnover (%)                                         300          328          573              693       312

(1)  AUDITED BY PREVIOUS AUDITOR.
(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATING TO THE AMORTIZATION OF PREMIUMS AND ACCRETION OF DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE ON PER SHARE AMOUNTS FOR THE YEAR ENDED MAY 31, 2002, WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.05, INCREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY $0.05 AND, HAD THE FUND NOT MADE THESE CHANGES TO AMORTIZATION AND ACCRETION, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 5.42%, 4.67% AND 4.67% FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY. PER SHARE RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001, HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(3)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(4) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
(5)  LESS THAN $500,000.

30  FUND DETAILS

STRATEGIC INCOME FUND

FIGURES AUDITED BY PRICEWATERHOUSECOOPERS LLP.

CLASS A SHARES PERIOD ENDED:                               5-31-00    5-31-01   5-31-02(1)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $  7.46    $  6.97   $  6.61      $  6.49   $  7.08
Net investment income(2)                                      0.59       0.57      0.46         0.38      0.35
Net realized and unrealized gain (loss) on investments       (0.49)     (0.36)    (0.07)        0.65     (0.19)
TOTAL FROM INVESTMENT OPERATIONS                              0.10       0.21      0.39         1.03      0.16
LESS DISTRIBUTIONS
From net investment income                                   (0.59)     (0.56)    (0.46)       (0.44)    (0.40)
From net realized gain                                          --         --        --           --     (0.15)
From capital paid in                                            --      (0.01)    (0.05)          --        --
                                                             (0.59)     (0.57)    (0.51)       (0.44)    (0.55)
NET ASSET VALUE, END OF PERIOD                             $  6.97    $  6.61   $  6.49      $  7.08   $  6.69
TOTAL RETURN(3) (%)                                           1.37       3.15      6.22        16.50      2.23

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $   511    $   512   $   508      $   595   $   657
Ratio of expenses to average net assets (%)                   0.91       0.93      0.93         0.95      0.90
Ratio of net investment income to average net assets (%)      8.09       8.40      7.06         5.82      5.10
Portfolio turnover (%)                                          36(4)      48        69           71        42

CLASS B SHARES PERIOD ENDED:                               5-31-00    5-31-01   5-31-02(1)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $  7.46    $  6.97   $  6.61      $  6.49   $  7.08
Net investment income(2)                                      0.54       0.52      0.42         0.34      0.31
Net realized and unrealized gain (loss) on investments       (0.49)     (0.35)    (0.08)        0.64     (0.20)
TOTAL FROM INVESTMENT OPERATIONS                              0.05       0.17      0.34         0.98      0.11
LESS DISTRIBUTIONS
From net investment income                                   (0.54)     (0.52)    (0.42)       (0.39)    (0.35)
From net realized gain                                          --         --        --           --     (0.15)
From capital paid in                                            --      (0.01)    (0.04)          --        --
                                                             (0.54)     (0.53)    (0.46)       (0.39)    (0.50)
NET ASSET VALUE, END OF PERIOD                             $  6.97    $  6.61   $  6.49      $  7.08   $  6.69
TOTAL RETURN(3) (%)                                           0.65       2.44      5.49        15.69      1.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $   564    $   555   $   556      $   613   $   529
Ratio of expenses to average net assets (%)                   1.61       1.63      1.63         1.65      1.60
Ratio of net investment income to average net assets (%)      7.39       7.69      6.36         5.13      4.41
Portfolio turnover (%)                                          36(4)      48        69           71        42

CLASS C SHARES PERIOD ENDED:                               5-31-00    5-31-01   5-31-02(1)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $  7.46    $  6.97   $  6.61      $  6.49   $  7.08
Net investment income(2)                                      0.53       0.52      0.42         0.33      0.31
Net realized and unrealized gain (loss) on investments       (0.49)     (0.35)    (0.08)        0.65     (0.20)
TOTAL FROM INVESTMENT OPERATIONS                              0.04       0.17      0.34         0.98      0.11
LESS DISTRIBUTIONS
From net investment income                                   (0.53)     (0.52)    (0.42)       (0.39)    (0.35)
From net realized gain                                          --         --        --           --     (0.15)
From capital paid in                                            --      (0.01)    (0.04)          --        --
                                                             (0.53)     (0.53)    (0.46)       (0.39)    (0.50)
NET ASSET VALUE, END OF PERIOD                             $  6.97    $  6.61   $  6.49      $  7.08   $  6.69
TOTAL RETURN(3) (%)                                           0.65       2.43      5.49        15.69      1.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $    36    $    69   $   121      $   256   $   279
Ratio of expenses to average net assets (%)                   1.61       1.63      1.64         1.65      1.60
Ratio of net investment income to average net assets (%)      7.39       7.65      6.35         4.99      4.39
Portfolio turnover (%)                                          36(4)      48        69           71        42

(1) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATING TO THE AMORTIZATION OF PREMIUMS AND ACCRETION OF DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE ON PER SHARE AMOUNTS FOR THE YEAR ENDED MAY 31, 2002, WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.03, DECREASE NET REALIZED AND UNREALIZED LOSSES PER SHARE BY $0.03 AND, HAD THE FUND NOT MADE THESE CHANGES TO AMORTIZATION AND ACCRETION, THE ANNUALIZED RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 7.59%, 6.89% AND 6.88% FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY. PER SHARE RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001, HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(2)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(3) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
(4)  EXCLUDES MERGER ACTIVITY.


                                                                FUND DETAILS  31

For more information

Two documents are available that offer further information on John Hancock income funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2004 JOHN HANCOCK FUNDS, LLC    INCPN   10/04

[JOHN HANCOCK(R) LOGO]

JOHN HANCOCK FUNDS, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

                                                                   MFRPNv2 10/04

JOHN HANCOCK
--------------------------------------------------------------------------------
Retirement Funds

Prospectus -- Class R shares                                           10.1.2004

Bond Fund
Strategic Income Fund

[LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

>

          JOHN HANCOCK

          Retirement Funds

          PROSPECTUS -- CLASS R SHARES                                 10.1.2004

          Bond Fund

          Strategic Income Fund


          [JOHN HANCOCK(R) LOGO]
          ----------------------
            JOHN HANCOCK FUNDS

          As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS
--------------------------------------------------------------------------------

               JOHN HANCOCK RETIREMENT FUNDS -- CLASS R SHARES
               -----------------------------------------------------------------
               BOND FUND                                                       4
               STRATEGIC INCOME FUND                                           6

               YOUR ACCOUNT
               -----------------------------------------------------------------
               WHO CAN BUY CLASS R SHARES                                      8
               CLASS R SHARES COST STRUCTURE                                   8
               OPENING AN ACCOUNT                                              8
               INFORMATION FOR PLAN PARTICIPANTS                               8
               BUYING SHARES                                                   9
               SELLING SHARES                                                 10
               TRANSACTION POLICIES                                           12
               DIVIDENDS AND ACCOUNT POLICIES                                 13
               ADDITIONAL INVESTOR SERVICES                                   13

               FUND DETAILS
               -----------------------------------------------------------------
               BUSINESS STRUCTURE                                             14
               MANAGEMENT BIOGRAPHIES                                         15
               FINANCIAL HIGHLIGHTS                                           16

               FOR MORE INFORMATION                                   BACK COVER
               -----------------------------------------------------------------

        OVERVIEW
        ------------------------------------------------------------------------

        JOHN HANCOCK RETIREMENT FUNDS -- CLASS R SHARES

        These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

        RISKS OF MUTUAL FUNDS

        Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

        THE MANAGEMENT FIRM


        All John Hancock funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of June 30, 2004 managed approximately $29 billion in assets.


--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGY

[GRAPHIC]

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

PAST PERFORMANCE

[GRAPHIC]

The fund's total return, measured year-by-year and over time.

MAIN RISKS

[GRAPHIC]

The major risk factors associated with the fund.

YOUR EXPENSES

[GRAPHIC]

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

BOND FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including U.S.-dollar-denominated securities of foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class R shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class B shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class R shares have no sales charges and lower expenses than Class B shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS B, TOTAL RETURNS

2004 RETURN AS OF 6-30-04: -0.50%

BEST QUARTER: Q2 '95, 6.34%
WORST QUARTER: Q1 '94, -2.70%

AFTER-TAX RETURNS
After-tax returns are shown for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

INDEX (reflects no fees or taxes)
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

CLASS B CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[CHART]

1994   -3.72%
1995   18.72%
1996    3.32%
1997    8.90%
1998    6.75%
1999   -2.04%
2000    9.68%
2001    6.37%
2002    6.61%
2003    6.87%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGES) FOR PERIODS ENDING
12-31-03

                                                1 YEAR   5 YEAR   10 YEAR

Class B before tax                               1.87%    5.10%     6.13%
Class B after tax on distributions               0.33%    2.98%     3.66%
Class B after tax on distributions, with sale    1.19%    3.00%     3.65%
-------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index     4.67%    6.66%     6.98%

MAIN RISKS

[GRAPHIC]

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities not backed by the full faith and credit of the United States.

================================================================================

YOUR EXPENSES

[GRAPHIC]

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class R is new, its expenses are based on Class B expenses, adjusted to reflect any changes.

ANNUAL OPERATING EXPENSES


Management fee                          0.50%
Distribution and service (12b-1) fees   0.50%
Service plan fee                        0.25%
Other expenses                          0.13%
Total fund operating expenses           1.38%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

Expenses   Year 1   Year 3   Year 5   Year 10


Class R     $ 141    $ 437    $ 755   $ 1,657


================================================================================

PORTFOLIO MANAGERS

BARRY H. EVANS, CFA
Joined fund team in 2002

HOWARD C. GREENE, CFA
Joined fund team in 2002

BENJAMIN A. MATTHEWS
Joined fund team in 1995

SEE PAGE 15 FOR THE MANAGEMENT BIOGRAPHIES.

FUND CODES

CLASS R   Ticker           JHBRX
          CUSIP            410223507
          Newspaper        --
          SEC number       811-2402
          JH fund number   621

STRATEGIC INCOME FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets
o    U.S. government and agency securities
o    U.S. high yield bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. Since Class R shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class B shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class R shares have no sales charges and lower expenses than Class B shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS B, TOTAL RETURNS

2004 RETURN AS OF 6-30-04: -2.26%

BEST QUARTER: Q2 '03, 6.92%
WORST QUARTER: Q1 '94, -2.81%

AFTER-TAX RETURNS
After-tax returns are shown for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

INDEXES (reflect no fees or taxes)
INDEX 1: Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.
INDEX 2: Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.
INDEX 3: Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

CLASS B CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

[CHART]

1994   -3.71%
1995   17.94%
1996   10.85%
1997   11.89%
1998    4.67%
1999    2.63%
2000    0.43%
2001    4.18%
2002    6.55%
2003   16.07%

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGES) FOR PERIODS ENDING
12-31-03

                                                1 YEAR   5 YEAR   10 YEAR

Class B before tax                              11.07%    5.54%     7.10%
Class B after tax on distributions               8.08%    2.61%     3.90%
Class B after tax on distributions, with sale    7.11%    2.85%     4.00%
-------------------------------------------------------------------------
Index 1                                         28.15%    5.02%     7.05%
Index 2                                          2.36%    6.22%     6.71%
Index 3                                         14.91%    5.75%     6.79%

MAIN RISKS

[GRAPHIC]

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.

================================================================================

YOUR EXPENSES

[GRAPHIC]

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class R is new, its expenses are based on Class B expenses, adjusted to reflect any changes.

ANNUAL OPERATING EXPENSES


Management fee                          0.36%
Distribution and service (12b-1) fees   0.50%
Service plan fee                        0.25%
Other expenses                          0.27%
Total fund operating expenses           1.38%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3   YEAR 5   YEAR 10


Class R     $ 141    $ 437    $ 755   $ 1,657


================================================================================

PORTFOLIO MANAGERS

FREDERICK L. CAVANAUGH, JR.
Joined fund team in 1986

DANIEL S. JANIS, III
Joined fund team in 1999

SEE PAGE 15 FOR THE MANAGEMENT BIOGRAPHIES.

FUND CODES

CLASS R   Ticker           JSTRX
          CUSIP            410227821
          Newspaper        --
          SEC number       811-4651
          JH fund number   691

YOUR ACCOUNT

--------------------------------------------------------------------------------
WHO CAN BUY CLASS R SHARES

Class R shares are available to certain types of investors, as noted below:

     o 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
     o The plan's recordkeeper or financial service firm must have an agreement with John Hancock Funds to utilize Class R shares in certain investment products or programs.
     o Class R shares are available only to retirement plans where Class R shares are held on the books of the funds through omnibus accounts (either at the plan level or at the level of the financial service firm).
     o Rollover individual retirement accounts are available for participants whose plans are invested in Class R shares.

CLASS R SHARES ARE NOT AVAILABLE TO RETAIL OR INSTITUTIONAL NON-RETIREMENT ACCOUNTS, TRADITIONAL AND ROTH IRAS, COVERDELL EDUCATIONAL SAVINGS ACCOUNTS, SEPS, SAR-SEPS, SIMPLE IRAS OR INDIVIDUAL 403(b) PLANS.

--------------------------------------------------------------------------------
CLASS R SHARES COST STRUCTURE

Class R shares are offered without any front-end or contingent deferred sales charges.

Class R shares have a Rule 12b-1 plan and a separate Service Plan. Under the 12b-1 plan, each fund pays a fee of up to 0.50% for the sale, distribution and service of its shares, including services to retirement plans or plan participants. In addition, under the Service Plan, a fund may pay a separate service fee of up to 0.25% for certain other services to retirement plans or participants.

YOUR BROKER OR AGENT MAY CHARGE YOU A FEE TO EFFECT TRANSACTIONS IN FUND SHARES.

BECAUSE 12B-1 FEES ARE PAID ON AN ONGOING BASIS, THEY MAY COST SHAREHOLDERS MORE THAN OTHER TYPES OF SALES CHARGES.

OTHER CLASSES OF SHARES OF THE FUNDS, WHICH HAVE THEIR OWN EXPENSE STRUCTURE, MAY BE OFFERED IN SEPARATE PROSPECTUSES.

JOHN HANCOCK FUNDS MAY PAY SIGNIFICANT COMPENSATION OUT OF ITS OWN RESOURCES TO YOUR BROKER/DEALER.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2    Determine if you are eligible, referring to "Who can buy Class R shares."

3 Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial service firm authorized to sell Class R shares of the funds. Additional shares may be purchased through a retirement plan's administrator or recordkeeper. There is no minimum initial investment for Class R shares. A retirement plan participant can obtain a retirement plan application or a rollover individual retirement account application from its financial representative, plan administrator or by calling 1-888-972-8696.

--------------------------------------------------------------------------------
INFORMATION FOR PLAN PARTICIPANTS

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirements plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the funds.

8  YOUR ACCOUNT

FOR IRA ROLLOVER ACCOUNTS ONLY

BUYING SHARES

              OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT

BY CHECK

[GRAPHIC]     o  Make out a check for the investment amount,       o  Make out a check for the investment amount payable
                 payable to "John Hancock Signature Services,         to "John Hancock Signature Services, Inc."
                 Inc."

              o  Deliver the check and your completed              o  Fill out the detachable investment slip from an
                 application to your financial representative,        account statement. If no slip is available, include
                 or mail them to Signature Services (address          a note specifying the fund name, your share class,
                 below).                                              your account number and the name(s) in which the
                                                                      account is registered.

                                                                   o  Deliver the check and your investment slip or
                                                                      note to your financial representative, or mail
                                                                      them to Signature Services (address below).

BY EXCHANGE

[GRAPHIC]     o  Call your financial representative or Signature   o  Call your financial representative or Signature
                 Services to request an exchange.                     Services to request an exchange.

              o  You may only exchange Class R shares for other    o  You may only exchange Class R shares for other Class
                 Class R shares or Money Market Fund Class A          R shares or Money Market Fund Class A shares.
                 shares.

BY WIRE

[GRAPHIC]     o  Deliver your completed application to your        o  Instruct your bank to wire the amount of your
                 financial representative, or mail it to              investment to:
                 Signature Services.                                    First Signature Bank & Trust
                                                                        Account # 900022260
              o  Obtain your account number by calling your             Routing # 211475000
                 financial representative or Signature Services.
                                                                   Specify the fund name, your share class, your account
              o  Instruct your bank to wire the amount of your     number and the name(s) in which the account is
                 investment to:                                    registered. Your bank may charge a fee to wire funds.
                    First Signature Bank & Trust
                    Account # 900022260
                    Routing # 211475000

              Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY PHONE

[GRAPHIC]     See "By exchange" and "By wire."                     o  Verify that your bank or credit union is a member
                                                                      of the Automated Clearing House (ACH) system.

                                                                   o  Complete the "To Purchase, Exchange or Redeem
                                                                      Shares via Telephone" and "Bank Information"
                                                                      sections on your account application.

                                                                   o  Call Signature Services to verify that these
                                                                      features are in place on your account.

                                                                   o  Call your financial representative or Signature
                                                                      Services with the fund name(s), your share
                                                                      class, your account number, the name(s) in which
                                                                      the account is registered and the amount of
                                                                      your investment.

     ADDRESS:
     John Hancock Signature Services, Inc.
     1 John Hancock Way, Suite 1001
     Boston, MA 02217-1001

     PHONE NUMBER: 1-888-972-8696

                                                                YOUR ACCOUNT   9

SELLING SHARES

                                                                   TO SELL SOME OR ALL OF YOUR SHARES
BY LETTER

[GRAPHIC]     o  Sales of any amount; however, sales of $5         o  Write a letter of instruction indicating the fund
                 million or more must be made by letter.              name, your account number, your share class, the
                                                                      name(s) in which the account is registered and
              o  Certain requests will require a Medallion            the dollar value or number of shares you wish
                 signature guarantee. Please refer to "Selling        to sell.
                 shares in writing" (see next page).
                                                                   o  Include all signatures and any additional documents
                                                                      that may be required (see next page).

                                                                   o  Mail the materials to Signature Services.

                                                                   o  A check or wire will be sent according to your
                                                                      letter of instruction.

BY PHONE

[GRAPHIC]     o  Sales of up to $5 million.                        o  To place your request with a representative at John
                                                                      Hancock Funds, call Signature Services between 8:30
                                                                      A.M. and 5:00 P.M. Eastern Time on most business
                                                                      days or your financial representative.

                                                                   o  Redemption proceeds of up to $100,000 may be
                                                                      sent by wire or by check. A check will be mailed
                                                                      to the exact name(s) and address on the
                                                                      account. Redemption proceeds exceeding $100,000
                                                                      must be wired to your designated bank account.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

[GRAPHIC]     o  Requests by letter to sell any amount.            o  To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to
              o  Requests by phone to sell up to $5 million           an existing account, call Signature Services.
                 (accounts with telephone redemption
                 privileges).                                      o  Amounts of $5 million or more will be wired on the
                                                                      next business day.

                                                                   o  Amounts up to $100,000 may be sent by EFT or by
                                                                      check. Funds from EFT transactions are generally
                                                                      available by the second business day. Your bank may
                                                                      charge a fee for this service.

BY EXCHANGE

[GRAPHIC]     o  Sales of any amount.                              o  Obtain a current prospectus for the fund into which
                                                                      you are exchanging by Internet or by calling your
                                                                      financial representative or Signature Services.

                                                                   o  You may only exchange Class R shares for other Class R
                                                                      shares or Money Market Fund Class A shares.

                                                                   o  Call your financial representative or Signature
                                                                      Services to request an exchange.

10  YOUR ACCOUNT

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o    your address of record has changed within the past 30 days

o    you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                          REQUIREMENTS FOR WRITTEN REQUESTS                [GRAPHIC]
Owners of individual retirement accounts and certain other      o  Letter of instruction.
retirement accounts.
                                                                o  On the letter, the signatures of all
                                                                   persons authorized to sign for the account,
                                                                   exactly as the account is registered.

                                                                o  Signature guarantee if applicable (see
                                                                   above).

                                                                o  Corporate business/organization resolution
                                                                   if applicable.

Executors of shareholder estates.                               o  Letter of instruction signed by executor.

                                                                o  Copy of order appointing executor,
                                                                   certified within the past 12 months.

                                                                o  Signature guarantee if applicable (see
                                                                   above).

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

PHONE NUMBER: 1-888-972-8696

                                                                YOUR ACCOUNT  11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

EXECUTION OF REQUESTS The funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, the funds may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange Class R shares for Class R shares of other John Hancock Funds that are available through your plan, or Money Market Fund Class A without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R shares. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).


EXCESSIVE TRADING The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

The funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a fund reasonably believes that the trading activity in the account(s) would be disruptive to the fund. For example, a fund may refuse a purchase order if the fund's adviser believes that it would be unable to invest the money effectively in accordance with the fund's investment policies or the fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

A fund and/or its service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, a fund and/or its service providers may not be able to detect or prevent all instances of short-term trading. For example, a fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.


ACCOUNT INFORMATION John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

12  YOUR ACCOUNT

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o    after any changes of name or address of the registered owner(s)
o    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

The transfer agent maintains an account for each financial services firm and records all account transactions. Retirement Plan Accounts will be sent confirmation statements showing the details of your transactions as they occur.


DIVIDENDS The funds generally distribute most or all of their net earnings annually in the form of dividends. Bond Fund and Strategic Income Fund generally declare dividends daily and pay them monthly. Any capital gains are distributed annually. With respect to Bond Fund and Strategic Income Fund, your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.


DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

TAXABILITY OF DIVIDENDS For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

FUND SECURITIES The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings.

                                                                YOUR ACCOUNT  13

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of Bond Fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

MANAGEMENT FEES The management fees paid to the investment adviser by the John Hancock funds' last fiscal year are as follows:

FUND                         % OF NET ASSETS
Bond                                  0.50%

Strategic Income                      0.36%




                                     [CHART]

14  FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the funds. It is a brief summary of their business careers over the past five years.

FREDERICK L. CAVANAUGH, JR.
--------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1975

BARRY H. EVANS, CFA
--------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

HOWARD C. GREENE, CFA
--------------------------------------------
Senior vice president
Joined John Hancock Advisers in 2002
Vice president, Sun Life Financial
 Services Company of Canada (1987-2002)
Began business career in 1979

DANIEL S. JANIS, III
--------------------------------------------
Vice president
Joined John Hancock Advisers in 1999
Began business career in 1984

BENJAMIN A. MATTHEWS
--------------------------------------------
Vice president
Joined John Hancock Advisers in 1995
Began business career in 1970

                                                                FUND DETAILS  15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year. Since Class R shares have existed for less than a full calendar year, financial highlights have also been provided for the share class shown in the "Past Performance" section of this prospectus for each fund, which are offered in a separate prospectus.

BOND FUND

FIGURES FOR THE YEARS ENDED 5-31-03 AND 5-31-04 WERE AUDITED BY
PRICEWATERHOUSECOOPERS LLP.


CLASS R SHARES PERIOD ENDED                                                                                     5-31-04(1)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                                                            $ 14.93
Net investment income(2)                                                                                           0.54
Net realized and unrealized gain on investments                                                                    0.10
TOTAL FROM INVESTMENT OPERATIONS                                                                                   0.64
LESS DISTRIBUTIONS
From net investment income                                                                                        (0.59)
NET ASSET VALUE, END OF PERIOD                                                                                  $ 14.98
TOTAL RETURN(3) (%)                                                                                                4.30(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                                                              --(5)
Ratio of expenses to average net assets (%)                                                                        1.38(6)
Ratio of net investment income to average net assets (%)                                                           4.40(6)
Portfolio turnover (%)                                                                                              241

CLASS B SHARES PERIOD ENDED:                               5-31-00(7)   5-31-01(7)   5-31-02(7),(8)   5-31-03   5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 14.76      $ 13.93      $ 14.69          $ 14.71   $ 15.69
Net investment income(2)                                      0.86         0.83         0.72             0.62      0.59
Net realized and unrealized gain (loss) on investments       (0.83)        0.76         0.06             1.02     (0.65)
TOTAL FROM INVESTMENT OPERATIONS                              0.03         1.59         0.78             1.64     (0.06)
LESS DISTRIBUTIONS
From net investment income                                   (0.86)       (0.83)       (0.76)           (0.66)    (0.65)
NET ASSET VALUE, END OF PERIOD                             $ 13.93      $ 14.69      $ 14.71          $ 15.69   $ 14.98
TOTAL RETURN(3) (%)                                           0.27        11.64         5.37            11.48      0.39

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $   197      $   218      $   236          $   233   $   164
Ratio of expenses to average net assets (%)                   1.81         1.78         1.81             1.82      1.79
Ratio of net investment income to average net assets (%)      6.00         5.71         4.81             4.15      3.84
Portfolio turnover (%)                                         162          235          189              273       241

(1)  CLASS R SHARES BEGAN OPERATIONS ON 8-5-03.
(2)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(3) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
(4)  NOT ANNUALIZED.
(5)  LESS THAN $500,000.
(6)  ANNUALIZED.
(7)  AUDITED BY PREVIOUS AUDITOR, ERNST & YOUNG LLP.
(8) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATING TO THE AMORTIZATION OF PREMIUMS AND ACCRETION OF DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE ON PER SHARE AMOUNTS FOR THE YEAR ENDED MAY 31, 2002, WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.04, INCREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY $0.04 AND, HAD THE FUND NOT MADE THESE CHANGES TO AMORTIZATION AND ACCRETION, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 5.11%. PER SHARE RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001, HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

16  FUND DETAILS

STRATEGIC INCOME FUND

FIGURES AUDITED BY PRICEWATERHOUSECOOPERS LLP.

CLASS R SHARES PERIOD ENDED                                                                                  5-31-04(1)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                                                         $  6.83
Net investment income(2)                                                                                        0.26
Net realized and unrealized gain on investments                                                                 0.05
TOTAL FROM INVESTMENT OPERATIONS                                                                                0.31
LESS DISTRIBUTIONS
From net investment income                                                                                     (0.30)
From net realized gain                                                                                         (0.15)
                                                                                                               (0.45)
NET ASSET VALUE, END OF PERIOD                                                                               $  6.69
TOTAL RETURN(3) (%)                                                                                             4.42(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                                                           --(5)
Ratio of expenses to average net assets (%)                                                                     1.38(6)
Ratio of net investment income to average net assets (%)                                                        4.66(6)
Portfolio turnover (%)                                                                                            42

CLASS B SHARES PERIOD ENDED:                                5-31-00(7)   5-31-01(7)   5-31-02(7)  5-31-03    5-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                        $  7.46      $  6.97      $  6.61     $  6.49    $  7.08
Net investment income(2)                                       0.54         0.52         0.42        0.34       0.31
Net realized and unrealized gain (loss) on investments        (0.49)       (0.35)       (0.08)       0.64      (0.20)
TOTAL FROM INVESTMENT OPERATIONS                               0.05         0.17         0.34        0.98       0.11
LESS DISTRIBUTIONS
From net investment income                                    (0.54)       (0.52)       (0.42)      (0.39)     (0.35)
From net realized gain                                           --           --           --          --      (0.15)
From capital paid in                                             --        (0.01)       (0.04)         --         --
                                                              (0.54)       (0.53)       (0.46)      (0.39)     (0.50)
NET ASSET VALUE, END OF PERIOD                              $  6.97      $  6.61      $  6.49     $  7.08    $  6.69
TOTAL RETURN(3) (%)                                            0.65         2.44         5.49       15.69       1.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $   564      $   555      $   556     $   613    $   529
Ratio of expenses to average net assets (%)                    1.61         1.63         1.63        1.65       1.60
Ratio of net investment income to average net assets (%)       7.39         7.69         6.36        5.13       4.41
Portfolio turnover (%)                                           36(8)        48           69          71         42

(1)  CLASS R SHARES BEGAN OPERATIONS ON 8-5-03.
(2)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(3) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
(4)  NOT ANNUALIZED.
(5)  LESS THAN $500,000.
(6)  ANNUALIZED.
(7) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATING TO THE AMORTIZATION OF PREMIUMS AND ACCRETION OF DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE ON PER SHARE AMOUNTS FOR THE YEAR ENDED MAY 31, 2002, WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.03, DECREASE NET REALIZED AND UNREALIZED LOSSES PER SHARE BY $0.03 AND, HAD THE FUND NOT MADE THESE CHANGES TO AMORTIZATION AND ACCRETION, THE ANNUALIZED RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 6.89%. PER SHARE RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001, HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(8)  EXCLUDES MERGER ACTIVITY.


                                                                FUND DETAILS  17

For more information

Two documents are available that offer further information on John Hancock funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:
By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2004 JOHN HANCOCK FUNDS, LLC    MFRPN   10/04

[JOHN HANCOCK(R) LOGO]

JOHN HANCOCK FUNDS, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery.

JOHN HANCOCK
Income Funds

--------------------------------------------------------------------------------
Prospectus -- Institutional Class I                                    10.1.2004
--------------------------------------------------------------------------------

Bond Fund

High Income Fund

Investment Grade Bond Fund

Strategic Income Fund


      [LOGO]
------------------
JOHN HANCOCK FUNDS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Overview
================================================================================

John Hancock Income Funds -- Institutional Class I

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds
Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.


The management firm
All John Hancock income funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of June 30, 2004, managed approximately $29 billion in assets.


================================================================================
Fund information key
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[CLIP ART] Goal and strategy
The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[CLIP ART] Main risks
The major risk factors associated with the fund.

[CLIP ART]Past performance
The fund's total return, measured year-by-year and over time.

[CLIP ART] Your expenses
The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Bond Fund

[CLIP ART] GOAL AND STRATEGY
The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[CLIP ART] PAST PERFORMANCE
The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns

2004 return as of 6-30-04: 0.10%

Best quarter: Q2 '03, 4.07%
Worst quarter: Q3 '03, 0.00%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Government/Credit
Bond Index, an unmanaged index of U.S.
government, U.S. corporate and Yankee bonds.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

2002         2003
7.83%        8.08%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-03
--------------------------------------------------------------------------------

                                                     1 year       Life of
                                                                  Class I
Class I before tax (began 9-4-01)                     8.08%        7.16%
Class I after tax on distributions                    6.11%        4.92%
Class I after tax on distributions, with sale         5.21%        4.72%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index          4.67%        7.53%

[CLIP ART] MAIN RISKS
The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o  Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

================================================================================
[CLIP ART] YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.50%
Other expenses                                                             0.13%
Total fund operating expenses                                              0.63%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------

Class I                                    $64       $202       $351        $786


PORTFOLIO MANAGERS
Barry H. Evans, CFA
Joined fund team in 2002

Howard C. Greene, CFA
Joined fund team in 2002

Benjamin A. Matthews
Joined fund team in 1995

See page 18 for the management biographies.

FUND CODES
Class I      Ticker           JHBIX
             CUSIP            410223408
             Newspaper        --
             SEC number       811-2402
             JH fund number   431
================================================================================

High Income Fund

[CLIP ART] GOAL AND STRATEGY

The fund seeks high current income. In pursuing this goal, the fund normally invests at least 80% of its assets in U.S. and foreign bonds and other debt securities rated BBB/Baa or lower and their unrated equivalents. The fund may invest up to 30% of assets in high yield bonds rated CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on industry allocation and debt security selection.

In choosing individual debt securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The managers look at bonds of many different issuers, including foreign government and corporate debt securities from developed and emerging markets.

The fund may invest up to 15% of assets in non-U.S.-dollar-denominated securities. The fund may also use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted and illiquid securities.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[CLIP ART] PAST PERFORMANCE
The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns

2004 return as of 6-30-04: -0.45%

Best quarter: Q4 '01, 7.20%
Worst quarter: Q2 '02, -2.74%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S.-dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 2002     2003
1.85%   18.92%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-03
--------------------------------------------------------------------------------

                                                               1 year    Life of
                                                                         Class I
Class I before tax (began 3-1-01)                              18.92%      9.19%
Class I after tax on distributions                             15.88%      5.90%
Class I after tax on distributions, with sale                  12.16%      5.76%
--------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index                       28.15%      7.15%

[CLIP ART] MAIN RISKS

The major factors in this fund's performance are interest rate and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

Credit risk depends largely on the perceived financial health of bond issuers. In general, high yield bonds (also known as "junk bonds") have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses.

================================================================================
[CLIP ART] YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expense
--------------------------------------------------------------------------------

Management fee                                                             0.65%
Other expenses                                                             0.52%
Total fund operating expenses                                              1.17%
Expense reimbursement (at least until 9-30-05)                             0.22%
Net annual operating expenses                                              0.95%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                      Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------

Class I                                          $97     $350     $622    $1,401


================================================================================
PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
Joined fund team in 2001

Daniel S. Janis, III
Joined fund team in 2001

See page 18 for the management biographies.

FUND CODES
Class I      Ticker           JIHIX
             CUSIP            410227847
             Newspaper        --
             SEC number       811-4651
             JH fund number   472

Investment Grade Bond Fund

[CLIP ART] GOAL AND STRATEGY

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. In pursuing this goal, the fund normally invests at least 80% of its assets in investment-grade bonds (securities rated from AAA to BBB). These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Although the fund may invest in bonds of any maturity, it maintains a dollar-weighted average maturity of between three and ten years.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of many different issuers, potentially including U.S.-dollar-denominated securities of foreign governments and corporations.

The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes or other securities). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[CLIP ART] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class I shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class A shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

2004 return as of 6-30-04: -0.31%

Best quarter: Q3 '01, 5.07%
Worst quarter: Q1 '96, -1.35%

After-tax returns
After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 1994     1995    1996   1997    1998     1999     2000    2001    2002    2003
1.07%   10.27%   3.32%  8.79%   8.58%   -1.06%   11.02%   7.23%   9.61%   4.62%

--------------------------------------------------------------------------------
Average annual total returns (including sale charges) for periods ending
12-31-03
--------------------------------------------------------------------------------

                                                       1 year   5 year   10 year
Class A before tax                                     -0.11%    5.22%     5.78%
Class A after tax on distributions                     -1.64%    2.99%     3.37%
Class A after tax on distributions, with sale          -0.09%    3.03%     3.38%
Class I before tax (began 7-28-03)                         --       --        --
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                    4.10%    6.62%     6.95%

[CLIP ART] MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses.

o Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

================================================================================
[CLIP ART] YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class A expenses, adjusted to reflect any changes.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.40%
Other expenses                                                             0.08%
Total fund operating expenses                                              0.48%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1      Year 3     Year 5     Year 10
--------------------------------------------------------------------------------

Class I                          $49         $154       $269       $604



PORTFOLIO MANAGERS
Barry H. Evans, CFA
Joined fund team in 1995

Howard C. Greene, CFA
Joined fund team in 2003

Jeffrey N. Given, CFA
Joined fund team in 1998

See page 18 for the management biographies.

FUND CODES
Class I      Ticker           TIUSX
             CUSIP            41014P771
             Newspaper        --
             SEC number       811-3006
             JH fund number   455

Strategic Income Fund

[CLIP ART] GOAL AND STRATEGY

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets

o U.S. government and agency securities

o U.S. high yield bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[CLIP ART] PAST PERFORMANCE
The graph shows the fund's calendar year total return, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns

2004 return as of 6-30-04: -1.75%

Best quarter: Q2 '03, 7.10%
Worst quarter: Q1 '02, 0.40%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Index 1: Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S.- dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment-grade.
Index 2: Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.
Index 3: Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

 2002     2001
7.77%   17.09%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-03
--------------------------------------------------------------------------------

                                                             1 year      Life of
                                                                         Class I
Class I before tax (began 9-4-01)                            17.09%       11.07%
Class I after tax on distributions                           13.73%        7.82%
Class I after tax on distributions, with sale                11.00%        7.43%
--------------------------------------------------------------------------------
Index 1                                                      28.15%        9.67%
Index 2                                                       2.36%        6.66%
Index 3                                                      14.91%       13.99%

[CLIP ART] MAIN RISKS

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses.

================================================================================
[CLIP ART] YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.36%
Other expenses                                                             0.15%
Total fund operating expenses                                              0.51%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                      Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------

Class I                                          $52     $164     $285      $640


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
Joined fund team in 1986

Daniel S. Janis, III
Joined fund team in 1999

See page 18 for the management biographies.

FUND CODES
Class I      Ticker           JSTIX
             CUSIP            410227839
             Newspaper        --
             SEC number       811-4651
             JH fund number   491

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

   o  Retirement and other benefit plans and their participants

   o  Rollover assets for participants whose plans are invested in the fund

   o  Certain trusts, endowment funds and foundations

   o Any state, county or city, or its instrumentality, department, authority or agency

   o Insurance companies, trust companies and bank trust departments buying shares for their own account

   o  Investment companies not affiliated with the adviser

   o Clients of service agents and broker/dealers who have entered into an agreement with John Hancock Funds

   o Investors who participate in fee-based, wrap and other investment platform programs

   o  Any entity that is considered a corporation for tax purposes

   o Fund trustees and other individuals who are affiliated with these and other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

   1  Read this prospectus carefully.

   2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

   3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.


   4 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.


   5  Make your initial investment using the table on the next page.

   6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.


Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.


Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.


12 YOUR ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
Buying shares
------------------------------------------------------------------------------------------------------------------------------------
              Opening an account                                          Adding to an account
By check
[CLIP ART]    o  Make out a check for the investment amount, payable to   o  Make out a check for the investment amount payable to
                 "John Hancock Signature Services, Inc."                     "John Hancock Signature Services, Inc."

              o  Deliver the check and your completed application to      o  If your account statement has a detachable investment
                 your financial representative, or mail them to              slip, please complete in its entirety. If no slip is
                 Signature Services (address below).                         available, include a note specifying the fund name(s),
                                                                             your share class, your account number and the name(s)
                                                                             in which the account is registered.

                                                                          o  Deliver the check and investment slip or note to your
                                                                             financial representative, or mail them to Signature
                                                                             Services (address below).

By exchange
[CLIP ART]    o  Call your financial representative or Signature          o  Call your financial representative or Signature
                 Services to request an exchange.                            Services to request an exchange.

              o  You may only exchange for shares of other institutional  o  You may only exchange for shares of other institutional
                 funds, Class I shares or Money Market Fund Class A          funds, Class I shares or Money Market Fund Class A
                 shares.                                                     shares.

By wire
[CLIP ART]    o  Deliver your completed application to your financial     o  Instruct your bank to wire the amount of your
                 representative or mail it to Signature Services.            investment to:

              o  Obtain your account number by calling your financial           First Signature Bank & Trust
                 representative or Signature Services.                          Account # 900022260
                                                                                Routing # 211475000
              o  Instruct your bank to wire the amount of your
                 investment to:                                           Specify the fund name(s), your share class, your account
                    First Signature Bank & Trust                          number and the name(s) in which the account is registered.
                    Account # 900022260                                   Your bank may charge a fee to wire funds.
                    Routing # 211475000

              Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered.
              Your bank may charge a fee to wire funds.

By phone
[CLIP ART]    See "By exchange" and "By wire."                            o  Verify that your bank or credit union is a member of
                                                                             the Automated Clearing House (ACH) system.

                                                                          o  Complete the "To Purchase, Exchange or Redeem Shares
                                                                             via Telephone" and "Bank Information" sections on your
                                                                             account application.

                                                                          o  Call Signature Services between 8:30 A.M. and 5:00 P.M.
                                                                             Eastern Time on most business days to verify that these
                                                                             features are in place on your account.

                                                                          o  Call your financial representative or Signature
                                                                             Services with the fund name(s), your share class, your
                                                                             account number, the name(s) in which the account is
                                                                             registered and the amount of your investment.



-------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.
-------------------------------------------------------------------------



                                                                YOUR ACCOUNT  13

------------------------------------------------------------------------------------------------------------------------------------
Selling shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                          To sell some or all of your shares
By letter
[CLIP ART]    o  Sales of any amount; however, sales of $5 million or     o  Write a letter of instruction indicating the fund name,
                 more must be made by letter.                                your account number, your share class, the name(s) in
                                                                             which the account is registered and the dollar value or
              o  Certain requests will require a Medallion signature         number of shares you wish to sell.
                 guarantee. Please refer to "Selling shares in writing"
                 (see next page).                                         o  Include all signatures and any additional documents
                                                                             that may be required (see next page).

                                                                          o  Mail the materials to Signature Services.

                                                                          o  A check or wire will be sent according to your letter
                                                                             of instruction.

By phone
[CLIP ART]    o  Sales of up to $5 million.                               o  To place your request with a representative at John
                                                                             Hancock Funds, call Signature Services between 8:30
                                                                             A.M. and 5:00 P.M. Eastern Time on most business days
                                                                             or your financial representative.

                                                                          o  Redemption proceeds of up to $100,000 may be sent by
                                                                             wire or by check. A check will be mailed to the exact
                                                                             name(s) and address on the account. Redemption proceeds
                                                                             exceeding $100,000 must be wired to your designated
                                                                             bank account.

By wire or electronic funds transfer (EFT)
[CLIP ART]    o  Requests by letter to sell any amount.                   o  To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it
              o  Requests by phone to sell up to $5 million (accounts        to an existing account, call Signature Services.
                 with telephone redemption privileges).
                                                                          o  Amounts of $5 million or more will be wired on the next business day.

                                                                          o  Amounts up to $100,000 may be sent by EFT or by check.
                                                                             Funds from EFT transactions are generally available by
                                                                             the second business day. Your bank may charge a fee for
                                                                             this service.

By exchange
[CLIP ART]    o  Sales of any amount.                                     o  Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative
                                                                             or Signature Services.

                                                                          o  You may only exchange for shares of other institutional funds, Class I shares or Money Market Fund Class A
                                                                             shares.

                                                                          o  Call your financial representative or Signature
                                                                             Services to request an exchange.


14 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o  you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion
Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                           Requirements for written requests          [Clip Art]
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial     o  Letter of instruction.
accounts for minors).
                                                                 o  On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.

                                                                 o  Medallion signature guarantee if applicable (see above).

Owners of corporate, sole proprietorship, general partner or     o  Letter of instruction.
association accounts.
                                                                 o  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock Funds
                                                                    business/organization certification form.

                                                                 o  On the letter and the resolution, the signature of the
                                                                    person(s) authorized to sign for the account.

                                                                 o  Medallion signature guarantee if applicable (see above).

Owners or trustees of retirement plan, pension trust and trust   o  Letter of instruction.
accounts.
                                                                 o  On the letter, the signature(s) of the trustee(s).

                                                                 o  Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                 o  Medallion signature guarantee if applicable (see above).

Joint tenancy shareholders with rights of survivorship whose     o  Letter of instruction signed by surviving tenant.
co-tenants are deceased.
                                                                 o  Copy of death certificate.

                                                                 o  Medallion signature guarantee if applicable (see above).

Executors of shareholder estates.                                o  Letter of instruction signed by executor.

                                                                 o  Copy of order appointing executor, certified within the past
                                                                    12 months.

                                                                 o  Medallion signature guarantee if applicable (see above).

Administrators, conservators, guardians and other sellers or     o  Call 1-888-972-8696 for instructions.
account types not listed above.

-------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.
-------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 15

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange Class I shares for shares of any other institutional fund, Class I shares or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I or institutional fund shares. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

The funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a fund reasonably believes that the trading activity in the account(s) would be disruptive to the fund. For example, a fund may refuse a purchase order if the fund's adviser believes that it would be unable to invest the money effectively in accordance with the fund's investment policies or the fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

A fund and/or its service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, a fund and/or its service providers may not be able to detect or prevent all instances of short-term trading. For example, a fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.


Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o  after any changes of name or address of the registered owner(s)

o  in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare income dividends daily and pay them monthly. Your income dividends begin accruing the day after payment is received by a fund and continue through the day your shares are actually sold. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year.


16 YOUR ACCOUNT

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings.


Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees of the High Income and Investment Grade Bond funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of the Bond, High Income and Investment Grade Bond funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to changing its 80% policy.

The investment adviser John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, MA 02199-7603.

Management fees The management fees paid to the investment adviser by the funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                             % of net assets
--------------------------------------------------------------------------------

Bond                                                                      0.50%
High Income                                                               0.43%*
Investment Grade Bond                                                     0.40%
Strategic Income                                                          0.36%


*After expense reimbursement


                                                                 YOUR ACCOUNT 17

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock income funds. It is a brief summary of their business careers over the past five years.

Frederick L. Cavanaugh, Jr.
---------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1975

Barry H. Evans, CFA
---------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

Jeffrey N. Given, CFA
---------------------------------------
Joined John Hancock Advisers in 1993
Began business career in 1993

Howard C. Greene, CFA
---------------------------------------
Senior vice president
Joined John Hancock Advisers in 2002
Vice president at Sun Life Financial
 Services Company of Canada (1987-2002)
Began business career in 1979

Daniel S. Janis, III
---------------------------------------
Vice president
Joined John Hancock Advisers in 1999
Began business career in 1984

Benjamin A. Matthews
---------------------------------------
Vice president
Joined John Hancock Advisers in 1995
Began business career in 1970


18 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year. Since Class I shares of the Investment Grade Bond Fund have existed for less than a full calendar year, financial highlights are also provided for the fund's Class A shares, which are offered in a separate prospectus.

Bond Fund

Figures for the years ended 5-31-03 and 5-31-04 were audited by Pricewaterhouse Coopers LLP.


CLASS I SHARES PERIOD ENDED:                                    5-31-02(1,2,3)   5-31-03   5-31-04
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $14.96       $14.71    $15.69
Net investment income(4)                                               0.66         0.78      0.76
Net realized and unrealized gain (loss) on investments                (0.21)        1.02     (0.64)
Total from investment operations                                       0.45         1.80      0.12
Less distributions
From net investment income                                            (0.70)       (0.82)    (0.83)
Net asset value, end of period                                       $14.71       $15.69    $14.98
Total return(5)(%)                                                     3.04(6)     12.71      0.78
--------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  --(7)        $9        $5
Ratio of expenses to average net assets (%)                            0.68(8)      0.72      0.63
Ratio of net investment income to average net assets (%)               5.94(8)      5.23      4.98
Portfolio turnover (%)                                                  189          273       241

(1)Audited by previous auditor.
(2)As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized losses per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 6.24%.
(3)Class I shares began operations on 9-4-01.
(4)Based on the average of the shares outstanding.
(5)Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)Not annualized.
(7)Less than $500,000.
(8)Annualized.


                                                                 FUND DETAILS 19

High Income Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES PERIOD ENDED:                                  5-31-01(1)   5-31-02      5-31-03      5-31-04
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.00        $9.94        $9.62       $9.84
Net investment income(2)                                         0.15         0.83         0.72        0.69
Net realized and unrealized gain (loss) on investments          (0.06)       (0.27)        0.28       (0.07)
Total from investment operations                                 0.09         0.56         1.00        0.62
Less distributions
From net investment income                                      (0.15)       (0.88)       (0.78)      (0.70)
Net asset value, end of period                                  $9.94        $9.62        $9.84       $9.76
Total return(3,4) (%)                                            0.96(5)      5.89        11.24        6.40
------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            --(6)        --(6)        --(6)       --(6)
Ratio of expenses to average net assets (%)                      0.95(7)      0.98         0.98        0.95
Ratio of adjusted expenses to average net assets (8)(%)          2.12(7)      2.51         1.40        1.17
Ratio of net investment income to average net assets (%)        6.237         8.49         7.73        6.87
Portfolio turnover (%)                                             13          113           97          73

(1)Class I shares began operations on 3-1-01.
(2)Based on the average of the shares outstanding.
(3)Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)Not annualized.
(6)Less than $500,000.
(7)Annualized.
(8)Does not take into consideration expense reductions during the periods shown.


================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above: Without the expense reductions, returns for the period ended May 31, 2001, and the years ended May 31, 2002 and 2003, would have been 0.67%, 4.36% and 10.82%, respectively.


20 FUND DETAILS

Investment Grade Bond Fund
Figures audited by Deloitte & Touche LLP.

CLASS I SHARES PERIOD ENDED:                                                                                  5-31-04(1)
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                           $10.17
Net investment income(2)                                                                                         0.46
Net realized and unrealized loss on investments                                                                 (0.29)
Total from investment operations                                                                                 0.17
Less distributions
From net investment income                                                                                      (0.42)
Net asset value, end of period                                                                                  $9.92
Total return(3)(%)                                                                                               2.34(4)
------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                            --(5)
Ratio of expenses to average net assets (%)                                                                      0.48(6)
Ratio of net investment income to average net assets (%)                                                         4.59(6)
Portfolio turnover (%)                                                                                            312

CLASS A SHARES PERIOD ENDED:                              5-31-00(7)   5/31/01(7)   5-31-02(7,8)   5-31-03   5-31-04
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.55        $9.18        $9.64          $9.78    $10.47
Net investment income(2)                                     0.57         0.60         0.48           0.43      0.40
Net realized and unrealized gain (loss) on investments      (0.37)        0.46         0.19           0.75     (0.50)
Total from investment operations                             0.20         1.06         0.67           1.18     (0.10)
Less distributions
From net investment income                                  (0.57)       (0.60)       (0.53)         (0.49)    (0.45)
Net asset value, end of period                              $9.18        $9.64        $9.78         $10.47     $9.92
Total return(3)(%)                                           2.22        11.83         6.97          12.35     (0.97)
------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $138         $145         $159           $176      $144
Ratio of expenses to average net assets (%)                  1.07         1.05         1.02           1.03      1.03
Ratio of net investment income to average net assets (%)     6.08         6.30         4.93           4.30      3.92
Portfolio turnover (%)                                        300          328          573            693       312

(1)Class I shares began operations on 7-28-03.
(2)Based on the average of the shares outstanding.
(3)Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)Not annualized.
(5)Less than $500,000.
(6)Annualized.
(7)Audited by previous auditor.
(8)As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains per share by $0.05 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.42% for Class A shares. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.


                                                                 FUND DETAILS 21

Strategic Income Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES PERIOD ENDED:                                         5-31-02(1,2)   5-31-03      5-31-04
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $6.61          $6.49        $7.08
Net investment income(3)                                                0.35           0.50         0.34
Net realized and unrealized gain (loss) on investments                 (0.08)          0.56        (0.17)
Total from investment operations                                        0.27           1.06
Less distributions
From net investment income                                             (0.36)         (0.47)       (0.41)
From net realized gain                                                    --             --        (0.15)
From capital paid in                                                   (0.03)            --           --
                                                                       (0.39)         (0.47)       (0.56)
Net asset value, end of period                                         $6.49          $7.08        $6.69
Total return(4) (%)                                                     4.34(5)       16.97         2.41
--------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   --(6)          --(6)        $1
Ratio of expenses to average net assets (%)                             0.60(7)        0.55         0.48
Ratio of net investment income to average net assets (%)                7.39(7)        6.29         5.14
Portfolio turnover (%)                                                    69             71           42

(1)As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the period ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 7.92%.
(2)Class I shares began operations on 9-4-01.
(3)Based on the average of the shares outstanding.
(4)Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)Not annualized.
(6)Less than $500,000.
(7)Annualized.



22 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock income funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:
By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897 By

TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2004 JOHN HANCOCK FUNDS, LLC        KICPN   10/04

--------------------------------------------------------------------------------

      [LOGO]
-----------------
John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------

                       JOHN HANCOCK STRATEGIC INCOME FUND

              Class A, Class B, Class C, Class I and Class R Shares
                       Statement of Additional Information


                                 October 1, 2004


This Statement of Additional Information provides information about John Hancock Strategic Income Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus for Class A, B and C shares, and the Fund's Class I share and Class R share Prospectuses (the "Prospectuses"). The Fund is a diversified series of John Hancock Strategic Series (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Reports can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page


Organization of the Fund.......................................................2
Investment Objective and Policies..............................................2
Investment Restrictions.......................................................17
Those Responsible for Management..............................................19
Investment Advisory and Other Services........................................27
Distribution Contracts........................................................30
Sales Compensation............................................................32
Net Asset Value...............................................................35
Initial Sales Charge on Class A and Class C Shares............................35
Deferred Sales Charge on Class B and Class C Shares...........................38
Eligible Investors for Class R Shares.........................................42
Special Redemptions...........................................................42
Additional Services and Programs..............................................42
Purchases and Redemptions through Third Parties...............................44
Description of the Fund's Shares..............................................44
Tax Status....................................................................46
Calculation of Performance....................................................50
Brokerage Allocation..........................................................53
Transfer Agent Services.......................................................56
Custody of Portfolio..........................................................57
Independent Registered Public Accounting Firm.................................57
Fund Securities...............................................................57
Appendix A- Description of Investment Risk...................................A-1
Appendix B-Description of Bond Ratings.......................................B-1
Appendix C-Proxy Voting Summary..............................................C-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund was organized in April 1986.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.


Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$360 billion (US$269 billion) as at June 30, 2004.


Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be changed with shareholder approval.

The investment objective of the Fund is a high level of current income. The Fund will seek to achieve its investment objective by investing primarily in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities and (iii) lower-rated high yield high risk debt securities.

The Fund may invest in all types of debt securities. The debt securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities, increasing rate note securities, participation interest, multiple class pass through securities, collateralized mortgage obligations, stripped debt securities, other mortgage-backed securities, asset-backed securities and other derivative debt securities. Under normal circumstances, the Fund's assets will be invested in each of the foregoing three sectors. However, from time to time the Fund may invest up to 100% of its total assets in any one sector.

The Fund may also invest up to 10% of net assets in common stocks of U.S. and foreign companies.

Lower Rated Securities.
-----------------------
The higher yields and high income sought by the Fund are generally obtainable from high yield risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("Standard & Poor's"). The Fund may invest in securities rated as low as Ca by Moody's or CC by Standard & Poor's, which may indicate that the obligations are speculative to a high degree and in default. Lower rated securities are generally referred to as junk bonds. See Appendix B attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

Ratings as Investment Criteria.
-------------------------------
In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

The Fund's investments in debt securities may include increasing rate note securities, zero coupon bonds and payment-in-kind bonds. Zero coupon bonds have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Payment- in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates during periods of high interest rates.

Reduced volume and liquidity in the high yield high risk bond market or the reduced availability of market quotations may make it more difficult to dispose of the Fund's investments in high yield high risk securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

Foreign Securities.
-------------------
The Fund may invest in debt obligations (which may be denominated in the U.S. dollar or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Fund may also invest in debt securities that are issued by U.S. corporations and denominated in non-U.S. currencies. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country.

The Fund may also invest in American Depository Receipts ("ADRs"). ADRs (sponsored and unsponsored) are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation, and are designed for trading in United States securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.

The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Fund may invest in any country where the Adviser believes there is a potential to achieve the Fund's investment objective. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.

The value of portfolio securities denominated in foreign currencies may increase or decrease in response to changes in currency exchange rates. The Fund will incur costs in connection with converting between currencies.

Foreign Currency Transactions.
------------------------------
The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies as well as to enhance return or as a substitute for the purchase or sale of currency. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables for payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

If the Fund enters into a forward contract requiring it to purchase foreign currency, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

There is no limitation on the value of the Fund's assets that may be committed to forward contracts or on the term of a forward contract. In addition to the risks described above, forward contracts are subject to the following additional risks: (1) that a Fund's performance will be adversely affected by unexpected changes in currency exchange rates; (2) that the counterparty to a forward contract will fail to perform its contractual obligations; (3) that a Fund will be unable to terminate or dispose of its position in a forward contract; and (4) with respect to hedging transactions in forward contracts, that there will be imperfect correlation between price changes in the forward contract and price changes in the hedged portfolio assets.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as that currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Global Risks.
-------------
Investments in foreign securities may involve certain risks not present in domestic investments due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and governmental supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Fund's shares and dividends. Finally, you should be aware that the expense ratios of international funds generally are higher than those of domestic funds, because there are greater costs associated with maintaining custody of foreign securities and the increased research necessary for international investing results in a higher advisory fee.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees.

Repurchase Agreements.
----------------------
In a repurchase agreement the Fund would buy a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements.
------------------------------
The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities.
----------------------
The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act. However, the Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit in illiquid investments. The Trustees may adopt guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency.
-------------------------------------------------------
The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options.
------------------------
A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options.
-------------------
The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions.
-------------------------------------------
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts.
---------------------------------------------------
To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts.
------------------
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies.
-----------------------------
Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the

Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts.
-----------------------------
The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations.
---------------------
The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities.
----------------------------------------------
The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Borrowing.
----------
The Fund may borrow money in an amount that does not exceed 33% of its total assets. Borrowing by the Fund involves leverage, which may exaggerate any increase or decrease in the Fund's investment performance and in that respect may be considered a speculative practice. The interest that the Fund must pay on any borrowed money, additional fees to maintain a line of credit or any minimum average balances required to be maintained are additional costs which will reduce or eliminate any potential investment income and may offset any capital gains. Unless the appreciation and income, if any, on the asset acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Short Sales.
------------
The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund may only make short sales "against the box," meaning that the Fund, by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund.

U.S. Governmental Securities.
-----------------------------
Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"), the Federal National Mortgage Association ("Fannie Maes") and the Student Loan Marketing Association ("Sallie Maes"). No assurance can be given that the U.S. Government will provide financial support to these Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to the fund shares.

Mortgage-Backed Securities.
---------------------------
Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments that are, in effect, a "pass- through" of the monthly interest and principal payments (including any pre-payments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs"), in which the Fund may also invest, are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. During periods of declining interest rates, principal and interest on mortgage-backed securities may be prepaid at faster-than-expected rates. The proceeds of these prepayments typically can only be invested in lower-yielding securities. Therefore, mortgage-backed securities may be less effective at maintaining yields during periods of declining interest rates than traditional debt securities of similar maturity. U.S. Government agencies and instrumentalities include, but are not limited to, Federal Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, and the Federal National Mortgage Association. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury.

A real estate mortgage investment conduit, or REMIC, is a private entity formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property, and of issuing multiple classes of interests therein to investors such as the Fund. The Fund may consider REMIC securities as possible investments when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities. The Fund will not invest in "residual" interests in REMIC's because of certain tax disadvantages for regulated investment companies that own such interests.

Risks of Mortgage-Backed Securities.
------------------------------------
Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Asset-Backed Securities.
------------------------
The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Structured or Hybrid Notes.
---------------------------
The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Participation Interests.
------------------------
Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

Swaps, Caps, Floors and Collars.
--------------------------------
As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds.
-------------------------------------------
The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest- bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

Brady Bonds.
------------
The Fund may invest in so-called "Brady Bonds" and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt).

In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitate the exchange of commercial bank debt for newly issued (known as Brady Bonds). The World Bank and IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement of certain domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Lending of Securities.
----------------------
The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants.
--------------------
The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Time Deposits.
--------------
The Securities and Exchange Commission ("SEC") considers time deposits with periods of greater than seven days to be illiquid, subject to the restriction that illiquid securities are limited to no more than 15% of the Fund's net assets.

Short Term Trading and Portfolio Turnover.
------------------------------------------
Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments or to take advantage of yield disparities between fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions.
------------------------------------
The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if by more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund observes the fundamental restrictions listed in item (1) through (9) below. The Fund may not:

(1)      Issue senior securities, except as permitted by paragraphs (2), (6) and
         (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

(2) Borrow money in amounts exceeding 33% of the Fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowing will reduce income available to shareholders.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Buy or sell commodity contracts, except futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

(i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets may be invested in securities issued or guaranteed by any foreign government or its agencies or instrumentalities, or,

(ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Nonfundamental Investment Restrictions.
---------------------------------------
The following investment restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or
     (b) the purchase of shares of any
     investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(d) Invest for the purpose of exercising control over or management of any company.

(e)  Invest more than 15% of its net assets in illiquid securities.

In addition, the Fund complies with the following nonfundamental limitation on its investments:

The Fund may not exercise any conversion, exchange or purchase rights associated with corporate debt securities in the portfolio if, at the time, the value of all equity interests would exceed 10% of the Fund's total assets taken at market value.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values or the total costs of the Fund's assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

---------------------------- ------------- ----------- ----------------------------------------------- --------------

                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years               Trustee
---------------------------- ------------- ----------- ----------------------------------------------- --------------
Independent Trustees
---------------------------- ------------- ----------- ----------------------------------------------- --------------
Charles L. Ladner            Chairman      2004        Chairman and Trustee, Dunwoody Village, Inc.    48
Born:  1938                  Trustee                   (continuing care retirement community) (until
                                                       2003); Senior Vice President and Chief
                                                       Financial Officer, UGI Corporation (Public
                                                       Utility Holding Company) (retired 1998); Vice
                                                       President and Director for AmeriGas, Inc.
                                                       (retired 1998); Director of AmeriGas
                                                       Partners, L.P. (until 1997) (gas
                                                       distribution); Director, Energy North, Inc.
                                                       (until 1995); Director, Parks and History
                                                       Association (since 2001).

---------------------------- ------------- ----------- ----------------------------------------------- --------------
Dennis S. Aronowitz          Trustee       1993        Professor of Law, Emeritus, Boston University   20
Born:  1931                                            School of Law (as of 1996); Director,
                                                       Brookline Bancorp.

---------------------------- ------------- ----------- ----------------------------------------------- --------------
Richard P. Chapman, Jr.      Trustee       1993        President and Chief Executive Officer,          20
Born:  1935                                            Brookline Bancorp. (lending) (since 1972);
                                                       Trustee, Northeastern University (education);
                                                       Chairman and Director, Lumber Insurance Co.
                                                       (insurance) (until 2000); Chairman and
                                                       Director, Northeast Retirement Services, Inc.
                                                       (retirement administration) (since 1998).

---------------------------- ------------- ----------- ----------------------------------------------- --------------
William J. Cosgrove          Trustee       1993        Vice President, Senior Banker and Senior        20
Born:  1933                                            Credit Officer, Citibank, N.A. (retired
                                                       1991); Executive Vice President, Citadel
                                                       Group Representatives, Inc. (until 2004);
                                                       Director, Hudson City Bancorp; Trustee,
                                                       Scholarship Fund for Inner City Children
                                                       (since 1986).

---------------------------- ------------- ----------- ----------------------------------------------- --------------
Richard A. Farrell           Trustee       1996        President, Farrell, Healer & Co., Inc.,         20
Born:  1932                                            (venture capital management firm)(since 1980)
                                                       and General Partner of
                                                       the Venture Capital Fund
                                                       of NE (since 1980);
                                                       Trustee, Marblehead
                                                       Savings Bank (since
                                                       1994); Prior to 1980,
                                                       headed the venture
                                                       capital group at Bank of
                                                       Boston Corporation.

---------------------------- ------------- ----------- ----------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

---------------------------- ----------------- ------------ ---------------------------------------------- ------------

                                                                                                           Number of
                                                                                                           John
                                                                                                           Hancock
                             Position(s)       Trustee/                                                    Funds
Name, Address (1)            Held with Fund    Officer      Principal Occupation(s) and other              Overseen
And Age                                        since(2)     Directorships During Past 5 Years              by Trustee
---------------------------- ----------------- ------------ ---------------------------------------------- ------------
William F. Glavin            Trustee           1996         President Emeritus, Babson College (as of      20
Born:  1932                                                 1998); Vice Chairman, Xerox Corporation
                                                            (until 1989); Director, Reebok, Inc. (until
                                                            2002) and Inco Ltd. (until 2002).

---------------------------- ----------------- ------------ ---------------------------------------------- ------------
John A. Moore                Trustee           1996         President and Chief Executive Officer,         30
Born:  1939                                                 Institute for Evaluating Health Risks,
                                                            (nonprofit  institution) (until
                                                            2001); Senior Scientist, Sciences
                                                            International(health research)(since
                                                            1998); Principal, Hollyhouse
                                                            (consulting)(since 2000); Director,
                                                            CIIT(nonprofit research) (since 2002).

---------------------------- ----------------- ------------ ---------------------------------------------- ------------
Patti McGill Peterson        Trustee           1996         Executive Director, Council for                30
Born:  1943                                                 International Exchange of Scholars and Vice
                                                            President, Institute of International
                                                            Education (since 1998); Senior
                                                            Fellow, Cornell Institute of Public
                                                            Affairs, Cornell University (until
                                                            1997); Former President of Wells
                                                            College and St.Lawrence University;
                                                            Director, Niagara Mohawk Power
                                                            Corporation (until 2003); Director,
                                                            Ford Foundation, International
                                                            Fellowships Program (since 2002);
                                                            Director, Lois Roth Endowment (since
                                                            2002); Director, Council for
                                                            International Exchange (since 2003).

---------------------------- ----------------- ------------ ---------------------------------------------- ------------
John W. Pratt                Trustee           1996         Professor of Business Administration           20
Born:  1931                                                 Emeritus,  Harvard University Graduate
                                                            School of Business Administration (as of
                                                            1998).
---------------------------- ----------------- ------------ ---------------------------------------------- ------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves
until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and /or certain other affiliates.

--------------------------- -------------- -------------- ------------------------------------------------ ------------

                                                                                                           Number of
                                                                                                           John
                                                                                                           Hancock
                            Position(s)    Trustee/                                                        Funds
Name, Address (1)           Held with      Officer        Principal Occupation(s) and other                Overseen
And Age                     Fund           since(2)       Directorships During Past 5 Years                by Trustee
--------------------------- -------------- -------------- ------------------------------------------------ ------------
Non-Independent Trustee
--------------------------- -------------- -------------- ------------------------------------------------ ------------
James A. Shepherdson (3)    Trustee,       2004           Executive Vice President, Manulife Financial     48
Born:  1952                 President                     Corporation (since 2004); Chairman, Director,
                            and Chief                     President and Chief Executive Officer, John
                            Executive                     Hancock Advisers, LLC (the "Adviser") and The
                            Officer                       Berkeley Group, LLC ("The Berkeley Group");
                                                          Chairman, Director, President and Chief
                                                          Executive Officer, John Hancock Funds,
                                                          LLC. ("John Hancock Funds"); Chairman,
                                                          Director, President and Chief Executive
                                                          Officer, Sovereign  Asset Management
                                                          Corporation ("SAMCorp."); President, John
                                                          Hancock Retirement Services, John Hancock
                                                          Life Insurance Company (until 2004);
                                                          Chairman, Essex  Corporation (until
                                                          2004); Co-Chief  Executive Office
                                                          MetLife Investors Group (until 2003),
                                                          Senior Vice President,AXA/Equitable
                                                          Insurance Company (until 2000).
--------------------------- -------------- -------------- ------------------------------------------------ ------------
Principal Officers who
are not Trustees
--------------------------- -------------- -------------- ------------------------------------------------ ------------

--------------------------- -------------- -------------- ------------------------------------------------ ------------
Richard A. Brown            Senior Vice    2000           Senior Vice President, Chief Financial Officer   N/A
Born:  1949                 President                     and Treasurer, the Adviser, John Hancock
                            and Chief                     Funds, and The Berkeley Group;  Second Vice
                            Financial                     President and Senior Associate Controller,
                            Officer                       Corporate Tax Department, John Hancock
                                                          Financial Services, Inc. (until 2001).

--------------------------- -------------- -------------- ------------------------------------------------ ------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves
until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

--------------------------- -------------- -------------- ------------------------------------------------ ------------

                                                                                                           Number of
                                                                                                           John
                                                                                                           Hancock
                            Position(s)    Trustee/                                                        Funds
Name, Address (1)           Held with      Officer        Principal Occupation(s) and other                Overseen
And Age                     Fund           since(2)       Directorships During Past 5 Years                by Trustee
--------------------------- -------------- -------------- ------------------------------------------------ ------------

--------------------------- -------------- -------------- ------------------------------------------------ ------------
William H. King             Vice           1988           Vice  President  and Assistant  Treasurer,  the  N/A
Born:  1952                 President                     Adviser;  Vice  President and Treasurer of each
                            and Treasurer                 of the John Hancock funds;  Assistant Treasurer
                                                          of each of the John Hancock funds (until 2001).

--------------------------- -------------- -------------- ------------------------------------------------ ------------
Susan S. Newton             Senior Vice    1987           Senior Vice President, Secretary and Chief       N/A
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and each
                            Secretary                     of the John Hancock funds, John Hancock Funds
                            and Chief                     and The Berkeley Group; Vice President,
                            Legal Officer                 Signature Services (until 2000), Director,
                                                          Senior Vice President and Secretary, NM
                                                          Capital.
--------------------------- -------------- -------------- ------------------------------------------------ ------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves
until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The Audit Committee members are Messrs. Moore (Chairman), Glavin and Ms. McGill Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended May 31, 2004.

The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. The Administration Committee does not have at this time formal criteria for the qualifications of candidates to serve as an Independent Trustee, although the Administration Committee may develop them in the future. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Administration Committee held four meetings during the fiscal year ended May 31, 2004.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.


Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the following address: 101 Huntington Avenue, Boston, MA 02199. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.


The Contracts/Operations Committee members are Messrs. Aronowitz (Chairman), and Farrell. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended May 31, 2004.

The Investment Performance Committee members are Messrs. Chapman (Chairman), Cosgrove and Pratt. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended May 31, 2004.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2003.


-------------------------------- -------------------------------- -------------------------------------------------

                                 Dollar Range of Fund shares      Aggregate Dollar Range of holdings in John
Name of Trustee                  Owned by Trustee (1)             Hancock funds overseen by Trustee (1)
-------------------------------- -------------------------------- -------------------------------------------------
Independent Trustees
-------------------------------- -------------------------------- -------------------------------------------------
Charles A. Ladner**              $10,001-50,000                   Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
Dennis S. Aronowitz              $1-$10,000                       $50,001-$100,000
-------------------------------- -------------------------------- -------------------------------------------------
Richard P. Chapman, Jr.          $1-$10,000                       Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
William J. Cosgrove              $1-$10,000                       Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
Richard A. Farrell               $10,001-$50,000                  Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
William F. Glavin                none                             Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
Dr. John A. Moore                $1-$10,000                       Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
Patti McGill Peterson            $1-$10,000                       Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
John W. Pratt                    $10,001- $50,000                 Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
*Non-Independent Trustee
-------------------------------- -------------------------------- -------------------------------------------------
James A. Shepherdson**           None                             None
-------------------------------- -------------------------------- -------------------------------------------------


(1) This Fund does participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2003, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be $1-$10,000 and over $100,000 for Mr. Chapman, $1-$10,000 and over $100,000 for Mr.
     Cosgrove, $10,001-$50,000 and over $100,000 for Mr. Glavin, $1-$10,000 and over $100,000 for Mr. Moore.
The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services.


*Mr. Shepherdson was appointed Trustee of the John Hancock Funds as of May 12, 2004.

**As of June 16, 2004 the Independent Trustees elected Charles L. Ladner as a Trustee of the Fund and Independent Chairman of the Board.

                                                                Total Compensation From the
                                 Aggregate Compensation from    Fund and John Hancock Fund
 Independent Trustees            the Fund (1)                   Complex to Trustees (2)
 --------------------            ------------                   -----------------------

Dennis J. Aronowitz              $ 10,748                      $  72,250
Richard P. Chapman*                11,662                         79,000
William J. Cosgrove*               13,397                         79,500
Richard A. Farrell                 11,857                         79,250
William F. Glavin*                 11,225                         74,250
Dr. John A. Moore*                  7,656                         74,000
Patti McGill Peterson               7,337                         72,750
John Pratt                         11,256                         76,500
                                 ---------                     ----------
Total                            $ 85,138                       $607,500

(1) Compensation is for the fiscal year ending May 31, 2004.


(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2003. As of this date, there were fifty one funds in the John Hancock Fund Complex, with Dr. Moore and Ms. Peterson serving on twenty-nine funds and each of the other Independent Trustees serving on twenty funds.

*As of December 31, 2003, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $63,573, Mr. Cosgrove was $210,257, Mr. Glavin was $306,646 and for Dr. Moore was $248,464 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of September 7, 2004, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% of or more of the outstanding shares of each class of the Fund:

--------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Name and Address of Owners of More than 5% of Shares      Class A      Class B     Class C     Class I     Class R
--------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
MLPF&S For The Sole                                       --           19.24%      35.92%      11.41%      --
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

--------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Citigroup Global Markets Inc                              --           6.57%       8.27%       --          --
333 West 34th Street
New York, New York  10001-2403

--------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
John Hancock Advisers, LLC                                --           --          --          --          67.76%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston, MA 02199-7603

--------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
MCB Trust Services Custodian FBO                                                               58.00%
The Investment incentive Plan
700 17th St Ste 150
Denver CO 80202-3502

--------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Aspen Education Group ISOP Trust                                                               21.08%
555 SW Oak St # PL6
Portland OR

--------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
MCB Trust Services Custodian FBO                                                                           13.09%
Inkstone Printing Company Inc
700 17th St Ste 150
Denver CO 80202-3502

--------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
MCB Trust Services Custodian FBO                                                                           11.20%
American Claim Services Inc
700 17th St Ste 150
Denver CO 80202-3502

--------------------------------------------------------- ------------ ----------- ----------- ----------- -----------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, a premier investment management company, managed $29 billion in open-end funds, closed-end funds, private accounts and retirement plans for individual and institutional investors as of June 30, 2004. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies, expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee, based on a stated percentage of the average of the daily net assets the Fund as follows:


                Average Daily Net Assets                          Annual Rate
                ------------------------                          -----------
                First $100,000,000                                0.60%
                Next $150,000,000                                 0.45%
                Next $250,000,000                                 0.40%
                Next $150,000,000                                 0.35%
                Amount Over $650,000,000                          0.30%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the years ended May 31, 2002, 2003 and 2004, the Adviser received a fee of $4,322,532, $4,631,798 and $5,319,555, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one of more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

     o The investment performance of the Fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable multi-sector income funds derived from data provided by Lipper Inc. and appropriate market indexes.

     o The fee charged by the Adviser for investment advisory and administrative services, as well as other compensation received by affiliates of the Adviser and the total operating expenses of the Fund. The Independent Trustees determined that these fees and expenses were reasonable based on the average advisory fees and operating expenses for comparable funds. The Independent Trustees also took into account the nature of the advisory fee arrangement, which includes breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

     o The Adviser's investment staff and portfolio management process, the historical quality of services provided by the Adviser, and the overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel
o the Independent Trustees and counsel to the Fund.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by either party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement.
----------------------------------------
The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended May 31, 2002, 2003 and 2004, the Fund paid the Adviser $243,543, $401,958 and
$434,509, respectively, for services under this Agreement.


Proxy Voting.
-------------
The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfsh.jhfunds.com/jhfshareholder/frame/sh_home.html or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B, Class C and Class R shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions (sales charge) for sales of the Fund's Class A shares for the fiscal years ended May 31, 2002, 2003 and 2004 were $1,534,918, $1,543,707 and $2,396,926, respectively. Of such amounts, $136,847, $171,393 and
$282,815, respectively, were retained by John Hancock Funds in 2002, 2003 and 2004. Total underwriting commissions (sales charge) for sales of the Fund's Class C shares for the for the fiscal years ended May 31, 2002, 2003 and 2004 were $621,903, $1,335,787 and $637,122, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A, 1.00% for Class B and Class C shares and 0.50% for Class R shares of the Fund's average daily net assets attributable to the respective class of shares. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. Unreimbursed expenses under the Class R Plan will be carried forward to subsequent fiscal years. The Fund does not treat unreimbursed expenses under the Class B, Class C and Class R Plans as a liability of the Fund because the Trustees may terminate Class B, Class C and/or Class R Plans at any time. For the period ended May 31, 2004 an aggregate of $6,154,158 of distribution expenses or 1.05% of the average net assets of the Class B shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the period ended May 31, 2004, an aggregate of $0 of distribution expenses or 0% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees.


The Fund has also adopted a separate Class R shares Service Plan ("the Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R shares; (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds;
(d) addressing plan participant questions regarding their accounts and the Fund; and (e) other services related to servicing such retirement plans.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, or (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B, Class C and Class R shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B, Class C or Class R Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.


During the fiscal year ended May 31, 2004, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.


                                           Printing and                                                   Interest
                                           Mailing of                                                     Carrying or
                                           Prospectus to      Compensation         Expenses of John       Other Finance
                          Advertising      New Shareholders   to Selling Firms     Hancock Funds          Charges
                          -----------      ----------------   ----------------     -------------          -------
Class A Shares            $247,979         $1                 $  841,352          $  797,843              $--
Class B Shares             569,456          5                  3,412,587           1,861,981               --
Class C Shares             200,003          2                  1,903,137             657,439               --
Class R Shares            --               --                        430           --                      --


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John

Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R shares of the Fund, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net assets. In addition, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

In addition, from time to time, John Hancock Funds, at its expense, and without additional cost to the Fund or its shareholders, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings or non-cash compensation in the form of occasional gifts, meals, tickets or other entertainment. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD.

                           First Year Broker or Other Selling Firm Compensation

                                      Investor pays
                                      sales charge         Selling Firm             Selling Firm
                                      (% of offering       receives                 receives 12b-1       Total Selling Firm
Class A investments                   price)               commission (1)           service fee (2)      compensation (3)(4)
-------------------                   ------               --------------           ---------------      -------------------
Up to $99,999                         4.50%                3.76%                    0.25%                4.00%
$100,000 - $249,999                   3.75%                3.01%                    0.25%                3.25%
$250,000 - $499,999                   2.75%                2.06%                    0.25%                2.30%
$500,000 - $999,999                   2.00%                1.51%                    0.25%                1.75%

Investments of Class A shares of $1
million or more (5)
-------------------

First $1M - $4,999,999                --                   0.75%                    0.25%                1.00%
Next $1 - $5M above that              --                   0.25%                    0.25%                0.50%
Next $1 or more above that            --                   0.00%                    0.25%                0.25%

Class B investments
-------------------

All amounts                           --                   3.75%                    0.25%                4.00%

Class C investments
-------------------

All amounts                           --                   0.75%                    0.25%                1.00%

Class I investments
-------------------

All amounts                           --                   0.00%                    0.00%                0.00% (6)

Class R investments
-------------------

All amounts                           --                   0.00%                    0.50%                0.50%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets (paid quarterly in arrears). For Class R shares, the Selling Firm receives 12b-1 fees effective at time of purchase as a % of average daily assets (paid quarterly in arrears) See "Distribution Contracts" for description of Class R Service Plan charges and payments.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

(6) John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m. London time (11:00 a.m., New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of

Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 (see "Combination Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase.

Without Sales Charges.
----------------------
Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by a Prudential Financial company.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

            Amount Invested                                CDSC Rate
            ---------------                                ---------

            First $1 to $4,999,999                          1.00%
            Next $1-$5M above that                          0.50%
            Next $1 or more above that                      0.25%

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

With Reduced Sales Charges
--------------------------

Combination Privilege.
----------------------
For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Accumulation Privilege.
-----------------------
Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor or his/her Immediate Family.

Group Investment Program.
-------------------------
Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and
(4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention.
--------------------
Reduced Class A sales charges under the Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge.
---------------------------------
Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for the purpose of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

   oProceeds of 50 shares redeemed at $12 per shares (50 x 12)    $600.00
   o*Minus Appreciation ($12 - $10) x 100 shares                  (200.00)
   o Minus proceeds of 10 shares not subject to CDSC
    (dividend reinvestment)                                       (120.00)
                                                                   -------
   oAmount subject to CDSC                                        $280.00

   *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to selected Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge.
-------------------------------------------
The CDSC will be waived on redemptions of Class B shares and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B, Class C and Class R shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions by Class A shares by retirement plans that invested through the PruArray Program sponsored by a Prudential Financial company.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*        Returns of excess contributions made to these plans.

* Redemptions made to effect current distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under section 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs of the Internal Revenue Code.

Please see matrix for some examples.

----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408 (SEPs & Simple IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 701/2              Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 591/2and 701/2 Waived            Waived            Waived           Waived for Life   12% of account
                                                                             Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 591/2             Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R SHARES

Class R shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R shares are also available for Rollover IRA accounts for participants whose plans are invested in Class R share funds. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in readily marketable portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege.
-------------------
The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class.

Investors may exchange Class I shares for Class I shares of other John Hancock funds, shares of any John Hancock institutional fund, or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I or institutional fund.

Investors may exchange Class R shares for Class R shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class R shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class R fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan.
---------------------------
The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (MAAP).
----------------------------------------------
The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any check is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege.
----------------------------------------
If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of shares of the Fund is a taxable transaction for Federal income tax purposes, even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------

Class A and R shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B share, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes. The Trustees have authorized the issuance of five classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares.

The shares of the Fund represent an equal proportionate interest in the aggregate net assets attributed to that class of the Fund. Holders of each class of shares each have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A and Class R shares and Class R shares will pay higher distribution and service fees than Class A shares(iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Shares of the Fund generally may be sold only to U.S. citizens, U.S residents, and U.S. Domestic corporations, partnerships, trusts or estates.


TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain holding period requirements and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign income taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign income tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains or engage in certain other transactions or derivatives. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $137,612,329 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various times and amounts from May 31, 2006 through May 31, 2012.


Only a small portion, if any, of the distributions from the Fund may qualify for the dividends- received deduction for corporations, subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

Investment in debt obligations that are at risk of or in default presents special tax issues for any fund that holds these obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund if it acquires such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid becoming subject to Federal income or excise tax.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short- term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty), on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


For the 30-day fiscal period ended May 31, 2004, the annualized yield for the Fund's Class A, Class B, Class C, Class I and Class R shares were 4.19%, 3.70%, 3.66%, 4.76% and 3.89%, respectively.

As of May 31, 2004, the average annual total returns before taxes for Class A shares of the Fund for the 1 year, 5 year and 10 year periods were -2.32%, 4.78% and 7.31%, respectively.

As of May 31, 2004, the average annual total returns before taxes for Class B shares of the Fund for the 1 year, 5 year and 10 year periods were -3.20%, 4.71% and 7.21%, respectively.

As of May 31, 2004, the average annual total returns before taxes for Class C shares of the Fund for the 1 year, 5 year and since commencement of operations on May 1, 1998 were 0.58%, 5.01% and 4.49%, respectively. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge that became effective July 15, 2004.

As of May 31, 2004, the average annual returns before taxes for Class I shares of the Fund for the 1 year period and since commencement of operations on September 4, 2001 were 2.41% and 8.49%, respectively.

As of May 31, 2004, the cumulative total return before taxes for Class R shares of the Fund since inception on August 5, 2004 was 4.42%.


The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, where applicable) on the last day of the period, according to the following standard formula:


                             a-b       6
                Yield=2 ( [ (---) + 1 ] - 1 )
                             cd

Where:

a =      dividends and interest earned during the period.
b =      net expenses accrued during the period.
c = the average daily number of Fund shares outstanding during the period that would be entitled to receive dividends.
d = the maximum offering price per share on the last day of the period (NAV where applicable).

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5 year and 10 year-periods, or the period since commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ERV

Where:

P =               a hypothetical initial payment of $1,000.
T =               average annual total return.
n =               number of years.
ERV               = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10 year-periods
                  (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2003 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVD

Where:

P =               a hypothetical initial payment of $1,000.
T =               average annual total return (after tax distributions).
n =               number of years.
ATVD=             ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of the 1- year, 5-year or 10 year-periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemptions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVDR

Where:

P =               a hypothetical initial payment of $1,000.
T =               average annual total return (after tax distributions and
                  redemption).
n =               number of years.
ATVDR=            ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1- year, 5-year or 10 year-periods (or fractional portion), after taxes on fund distributions.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A or Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure. Total return may be calculated for periods prior to the inception of Class R shares based on Class A share performance adjusted to reflect higher 12b-1 fees.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit ("CD's") which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD. There are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in and excerpts from, national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers to reflect a "spread." Investment in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transaction. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies that the Trustees may adopt from time to time. For the fiscal year ended May 31, 2004, the Fund did not pay compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", are interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its owns staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended May 31, 2002, 2003 and 2004, the Fund paid negotiated brokerage commissions of $3,049, $114,476, and $105,960, respectively.


The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer (until January 1, 1999, John Hancock Distributors, Inc.)

("Signator" or "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, Manulife Financial Securities, LLC ("MF Securities" or "Affiliated Broker"). For the fiscal years ended May 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account, $18.50 for each Class C shareholder account and $20.00 for each Class R shareholder account. The Fund also pays Signature Services an annual fee of 0.015% of average daily net assets attributable to Class A, Class B, Class C and Class R shares. For Class A, B, C and R shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays Signature Services a monthly fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares. For shares held of record in omnibus or there group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

 CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.
PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.


FUND SECURITIES

The Fund has a policy for disclosure of its portfolio securities. Information about the securities held by the Fund may not be disclosed except as follows:

On the fifth business day after month-end, certain information is published on www.jhfunds.com, including but not limited to top ten holdings, sector analysis, and investment performance. The complete portfolio is published on www.jhfunds.com each month with a one-month lag (for example, information as of December 31 will be published on February 1). Once published, the portfolio information is available to the public and all categories of investors and potential investors.

More current portfolio information is disclosed (subject always to confidentiality agreements) when necessary for the efficient management of the Fund's portfolio. Parties receiving more current information are: The Fund's proxy voting service; publishers and writers for the Fund's financial reports; risk management and portfolio analysis systems; and rating agencies. No compensation or other consideration is received by the Fund, its adviser or any affiliated party in regard to disclosure.

Exceptions to the above policy must be authorized by the Fund's chief legal officer or chief compliance officer, and are subject to ratification by the Board of Trustees.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX B - Description of Bond Ratings

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C, D Debt rated 'BB', 'B', 'CCC', 'CC', 'C' and 'D' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D The rating 'D' is typically applied when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments n an obligation are jeopardized.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

APPENDIX C
                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
     o    the compensation committee is not fully independent
     o    plan dilution is more than 10% of outstanding common stock,
     o company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o    this plan dilutes outstanding common equity greater than 10%
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     o    the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:
     o the minimum vesting period for options or time lapsing restricted stock is les than one year
     o    the potential dilution for all company plans is more than 85%

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o    change the company name;
     o    approve other business;
     o adjourn meetings; o make technical amendments to the by-laws or charters;
     o    approve financial statements;

     o    approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o    seeking  to  create  a   nominating   committee  or  to  increase  the
          independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2004 Annual Report to Shareholders for the year ended May 31, 2004 (filed electronically on July 30, 2004, accession number 0000928816-04-000627) and are included in and incorporated by reference into Part B of this Registration Statement for John Hancock Strategic Income Fund (file nos. 811-4651 and 33-5186).

 John Hancock Strategic Series
  John Hancock Strategic Income Fund

  Statement of Assets and Liabilities as of May 31, 2004. Statement of Operations of the year ended May 31, 2004.
  Statement of Changes in Net Asset for each of the periods indicated therein. Financial Highlights for each of the periods indicated therein. Schedule of Investments as of May 31, 2004.
  Notes to Financial Statements.
  Report of Independent Auditors.

                          JOHN HANCOCK HIGH INCOME FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information


                                 October 1, 2004


This Statement of Additional Information provides information about John Hancock High Income Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus for Class A, B and C shares and in the Fund's current Prospectus for Class I shares ("the "Prospectuses"). The Fund is a diversified series of John Hancock Strategic Series (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus and Annual Reports can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                Table of Contents

                                                                            Page


Organization  of the Fund......................................................2
Investment Objective and Policies..............................................2
Investment Restrictions.......................................................19
Those Responsible for Management............................................. 21
Investment Advisory  and Other Services...................................... 29
Distribution Contracts........................................................32
Sales Compensation............................................................35
Net Asset Value...............................................................37
Initial Sales Charge on Class A Shares........................................37
Deferred Sales Charge on Class B and Class C Shares...........................40
Special Redemptions...........................................................44
Additional Services and Programs..............................................44
Purchases and Redemptions Through Third Parties...............................46
Description of the Fund's Shares..............................................46
Tax Status....................................................................47
Calculation of Performance....................................................52
Brokerage Allocation..........................................................55
Transfer Agent Services.......................................................58
Custody of Portfolio..........................................................58
Independent Registered Public Accounting Firm.................................58
Fund Securities...............................................................59
Appendix A- Description of Investment Risk...................................A-1
Appendix B- Description of Bond Ratings......................................B-1
Appendix C-Proxy Voting Summary..............................................C-1
Financial  Statements........................................................F-1

ORGANIZATION OF THE FUND

The Fund is series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.


Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$360 billion (US$269 billion) as at June 30, 2004.


Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to seek high current income. The Fund will seek to achieve its investment objective by investing primarily in debt securities. The Fund's investments in debt securities will consist primarily of lower-rated, higher-yielding domestic and foreign debt securities. It may also invest up to 5% of total assets in convertible securities, and up to 5% of total assets in preferred stocks.

Under normal circumstances, the Fund invests at least 80% of its Assets in bonds and other debt securities rated "Baa" or lower by Moody's, or "BBB" or lower by S&P or Fitch; however, no more than 30% of the Fund's total assets may be invested in securities that are rated as low as "Ca" by Moody's, "CC" by S&P or Fitch. The Fund may not invest in securities rated below Ca/CC. Unrated securities will also be considered for investment by the Fund when the Adviser believes that the issuer's financial condition, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities consistent with the Fund's objectives and policies.

With respect to the Fund's investment policy of investing at least 80% of its Assets in bonds and other debt securities. "Assets" means net assets, plus the amount of any borrowings for investment purposes. Also with respect to this 80% policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

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In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in abnormal market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

The Fund's investments in debt securities may include zero coupon bonds and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. The Fund accrues income on these securities for tax and accounting purposes, and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions. At times when the Fund invests in zero-coupon and payment-in-kind bonds, it will not be pursuing its primary objective of maximizing current income.

Although the Fund intends to maintain investment emphasis on debt securities of domestic issuers, the Fund may invest without limitation in debt securities of foreign issuers, including those issued by supranational entities such as the World Bank. However, the Fund will limit non-US dollar denominated securities to 15% of total assets. The Fund may also purchase debt securities issued in an any country, developed or undeveloped. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered speculative. The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. The risks of foreign investments should be carefully considered by investors.

Included among domestic debt securities eligible for purchase by the Fund are adjustable and variable or floating rate securities, asset-backed securities and callable bonds. Callable bonds have a provision permitting the issuer, at its option to "call" or redeem the bonds. If an issuer were to redeem bonds held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in bonds providing the same coupon return as the bonds redeemed.

During periods of abnormal market, political, economic, or other conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the assets of the Fund may be invested in cash or cash equivalents consisting of: obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $100,000,0000 or more; commercial paper rated within the two highest rating categories of a nationally recognized rating organization; investment grade short-term notes; obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and related repurchase agreements.

Lower Rated High Yield Debt Obligations.
----------------------------------------
The Fund invests in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's or below BBB by S&P and Fitch), sometimes referred to as junk bonds. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

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See Appendix B to this Statement of Additional Information which describes the characteristics of corporate bonds in the various rating categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund 's assets. The reduced availability of reliable, objective data may increase the Fund 's reliance on management's judgment in valuing high yield bonds. In addition, the Fund 's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Ratings as Investment Criteria.
-------------------------------
In general, the ratings of Moody's, S&P and Fitch represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's, S&P and Fitch and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Common Stock.
-------------
The Fund may invest up to 5% of assets in common stocks of U.S. and foreign companies. Stock market movements may lower the value of the Fund's investments in stocks. A company's stock price may also fluctuate significantly in response to other factors such as disappointing earnings reports, loss of major customers, litigation or changes in government regulations affecting the company or its industry. The Fund can invest in companies of any size including small-capitalization companies, whose stock prices may be more volatile than those of larger companies.

Preferred stocks.
-----------------
The Fund may invest up to 5% of assets in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event

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the issuer fails to make one or more dividend  payments on the preferred  stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.
-----------------------
The Fund may invest up to 5% of assets in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. However, the issuers of convertible securities may default on their obligations.

Government Securities.
----------------------
The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes").

Custodial Receipts.
-------------------
The Fund may acquire custodial receipts for U.S. government securities. Custodial receipts evidence ownership of future interest payments, principal payments or both, and include Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts are not considered U.S. government securities.

Bank and Corporate Obligations.
-------------------------------
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits.
Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest

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in a fixed time deposit to a third party,  although  there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Structured or Hybrid Notes.
---------------------------
The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Participation Interests.
------------------------
The Fund may invest in participation interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to a 15% limitation of total assets in investments in illiquid securities.

Pay-In-Kind, Delayed and Zero Coupon Bonds.
-------------------------------------------
The Fund may invest in pay-in-kind, delayed and zero coupon bonds. Zero coupon bonds are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. At times when the Fund invests in pay-in-kind, delayed and zero coupon bonds, it will not be pursuing its objective of maximizing current income.

Indexed Securities.
-------------------
The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund 's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.

Risk Associated with Specific Types of Derivative Debt.
-------------------------------------------------------
Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of

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these risks,  but are typically not  leveraged.  Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Mortgage-Backed Securities.
---------------------------
The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits REMIC, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities.
--------------------------------------------
Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Macs.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations.
-------------------------------------------------------------------------------
CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific

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adjustable  or fixed  interest  rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interests in REMICs, although the Fund does not intend, absent a change in current tax law, to invest in residual interests.

Stripped Mortgage-Backed Securities.
------------------------------------
SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Mortgage "Dollar Roll" Transactions.
------------------------------------
The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells Mortgage-Backed Securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Risk Factors Associated with Mortgage-Backed Securities.
--------------------------------------------------------
Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Asset-Backed Securities.
------------------------
The Fund may invest a portion of its assets in asset-backed securities. Asset backed securities are securities which represent a participation in or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Types of other asset backed securities include automobile receivable securities, credit card receivable securities and commercial mortgage backed securities

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Investments in Foreign Securities.
----------------------------------
The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts
(GDRs), or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Risks of Foreign Securities.
----------------------------
Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform Funding, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of Fund s or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Foreign Currency Transactions.
------------------------------
The  Fund  may  engage  in  foreign  currency  transactions.   Foreign  currency
transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements.
----------------------
The Fund may invest in repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund 's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, a decline in value of the underlying securities or lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings.
---------------------------------------------------
The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities.
----------------------
The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency.
-------------------------------------------------------
The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options.
------------------------
A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options.
-------------------
The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions.
-------------------------------------------
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts.
---------------------------------------------------
To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts.
------------------
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies.
-----------------------------
Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts.
-----------------------------
The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations.
---------------------
The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities.
----------------------
The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money markets Funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants.
--------------------
The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's fundamental Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities.
----------------------------------------------
The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate Fund cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate Fund to the extent that the total value of the assets in the Fund declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Swaps, Caps, Floors and Collars.
--------------------------------
As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. The Fund may enter into currency swaps, caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payment to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated Fund with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Short-Term Trading and Portfolio Turnover.
------------------------------------------
Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions.
------------------------------------
The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

8. With respect to 75% of the fund's total assets, the fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Non-Fundamental Investment Restrictions.
----------------------------------------
The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
     (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

---------------------------- ------------ ----------- -------------------------------------------------- -------------
                                                                                                         Number of
                                                                                                         John
                                                                                                         Hancock
                             Position(s)  Trustee/                                                       Funds
Name, Address (1)            Held with    Officer     Principal Occupation(s) and other Directorships    Overseen by
And Age                      Fund         since(2)    During Past 5 Years                                Trustee
---------------------------- ------------ ----------- -------------------------------------------------- -------------
Independent Trustees
---------------------------- ------------ ----------- -------------------------------------------------- -------------
Charles L. Ladner            Chairman     2004        Chairman and Trustee, Dunwoody Village, Inc.       48
Born:  1938                  Trustee                  (continuing care retirement community)(until
                                                      2003); Senior Vice President and Chief Financial
                                                      Officer, UGI Corporation (Public Utility Holding
                                                      Company) (retired 1998); Vice President and
                                                      Director for AmeriGas, Inc. (retired 1998);
                                                      Director of AmeriGas Partners, L.P. (until 1997)
                                                      (gas distribution); Director, Energy North, Inc.
                                                      (until 1995); Director, Parks and History
                                                      Association (since 2001).

---------------------------- ------------ ----------- -------------------------------------------------- -------------
Dennis S. Aronowitz          Trustee      2001        Professor of Law, Emeritus, Boston University      20
Born:  1931                                           School of Law (as of 1996); Director, Brookline
                                                      Bancorp.
---------------------------- ------------ ----------- -------------------------------------------------- -------------
Richard P. Chapman, Jr.      Trustee      2001        President and Chief Executive Officer, Brookline   20
Born:  1935                                           Bancorp. (lending) (since 1972); Trustee,
                                                      Northeastern University (education); Chairman
                                                      and Director, Lumber Insurance Co. (insurance)
                                                      (until 2000); Chairman and Director, Northeast
                                                      Retirement Services, Inc. (retirement
                                                      administration) (since 1998).

---------------------------- ------------ ----------- -------------------------------------------------- -------------
William J. Cosgrove          Trustee      2001        Vice President, Senior Banker and Senior Credit    20
Born:  1933                                           Officer, Citibank, N.A. (retired 1991);
                                                      Executive Vice President, Citadel Group
                                                      Representatives, Inc. (until 2004);  Director,
                                                      Hudson City Bancorp; Trustee, Scholarship Fund
                                                      for Inner City Children (since 1986).

---------------------------- ------------ ----------- -------------------------------------------------- -------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------------- --------------- ------------ --------------------------------------------- -------------
                                                                                                           Number of
                                                                                                           John
                                                                                                           Hancock
                                Position(s)     Trustee/                                                   Funds
Name, Address (1)               Held with Fund  Officer      Principal Occupation(s) and other             Overseen by
And Age                                         since(2)     Directorships During Past 5 Years             Trustee
------------------------------- --------------- ------------ --------------------------------------------- -------------
Richard A. Farrell              Trustee         2001         President, Farrell, Healer & Co., Inc.,       20
Born:  1932                                                  (venture capital management firm)(since
                                                             1980) and General Partner of the
                                                             Venture Capital Fund of NE (since
                                                             1980); Trustee, Marblehead Savings
                                                             Bank (since 1994); Prior to 1980,
                                                             headed the venture capital group at
                                                             Bank of Boston Corporation.

------------------------------- --------------- ------------ --------------------------------------------- -------------
William F. Glavin               Trustee         2001         President Emeritus, Babson College (as of     20
Born:  1932                                                  1998); Vice Chairman, Xerox Corporation
                                                             (until 1989); Director, Reebok, Inc. (until
                                                             2002) and Inco Ltd. (until 2002).

------------------------------- --------------- ------------ --------------------------------------------- -------------
John A. Moore                   Trustee         2001         President and Chief Executive Officer,        29
Born:  1939                                                  Institute for Evaluating Health Risks,
                                                             (nonprofit institution) (until
                                                             2001); Senior Scientist, Sciences
                                                             International (health research)(since
                                                             1998); Principal, Hollyhouse
                                                             (consulting)(since 2000); Director,
                                                             CIIT(nonprofit research) (since
                                                             2002).

------------------------------- --------------- ------------ --------------------------------------------- -------------
Patti McGill Peterson           Trustee         2001         Executive Director, Council for               29
Born:  1943                                                  International Exchange of Scholars and Vice
                                                             President, Institute of International
                                                             Education (since 1998); Senior
                                                             Fellow, Cornell Institute of Public
                                                             Affairs, Cornell University (until
                                                             1997); Former  President of Wells
                                                             College and St.Lawrence
                                                             University; Director, Niagara
                                                             Mohawk Power Corporation (until
                                                             2003); Director, Ford Foundation,
                                                             International Fellowships Program
                                                             (since 2002); Director, Lois Roth
                                                             Endowment (since 2002); Director,
                                                             Council for International
                                                             Exchange (since 2003).

------------------------------- --------------- ------------ --------------------------------------------- -------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves
until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

--------------------------- -------------- -------------- -------------------------------------------- --------------

                                                                                                       Number of
                                                                                                       John Hancock
                            Position(s)    Trustee/                                                    Funds
Name, Address (1)           Held with      Officer        Principal Occupation(s) and other            Overseen by
And Age                     Fund           since(2)       Directorships During Past 5 Years            Trustee
--------------------------- -------------- -------------- -------------------------------------------- --------------
John W. Pratt               Trustee        2001           Professor of Business Administration         20
Born:  1931                                               Emeritus,  Harvard University Graduate
                                                          School of Business Administration (as of
                                                          1998).
--------------------------- -------------- -------------- -------------------------------------------- --------------
Non-Independent Trustee
--------------------------- -------------- -------------- -------------------------------------------- --------------
James A. Shepherdson (3)    Trustee,       2004           Executive Vice President, Manulife           48
Born:  1952                 President                     Financial Corporation (since 2004);
                            and Chief                     Chairman, Director, President and Chief
                            Executive                     Executive Officer, John Hancock Advisers,
                            Officer                       LLC (the "Adviser") and The Berkeley
                                                          Group, LLC ("The Berkeley Group");
                                                          Chairman, Director, President and Chief
                                                          Executive Officer, John Hancock Funds,
                                                          LLC. ("John Hancock Funds"); Chairman,
                                                          Director, President  and Chief Executive
                                                          Officer, Sovereign  Asset Management
                                                          Corporation  ("SAMCorp."); President, John
                                                          Hancock Retirement Services, John Hancock
                                                          Life Insurance Company (until 2004);
                                                          Chairman, Essex  Corporation (until
                                                          2004); Co-Chief Executive Office
                                                          MetLife Investors Group (until 2003),
                                                          Senior Vice President, AXA/Equitable
                                                          Insurance Company (until 2000).
--------------------------- -------------- -------------- -------------------------------------------- --------------
Principal Officers who
are not Trustees
--------------------------- -------------- -------------- -------------------------------------------- --------------
Richard A. Brown            Senior Vice    2001           Senior Vice President, Chief Financial       N/A
Born:  1949                 President                     Officer and Treasurer, the Adviser, John
                            and Chief                     Hancock Funds, and The Berkeley Group;
                            Financial                     Second Vice President and Senior Associate
                            Officer                       Controller, Corporate Tax Department, John
                                                          Hancock Financial Services, Inc. (until
                                                          2001).

--------------------------- -------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves
until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

--------------------------- -------------- -------------- -------------------------------------------- --------------

                                                                                                       Number of
                                                                                                       John Hancock
                            Position(s)    Trustee/                                                    Funds
Name, Address (1)           Held with      Officer        Principal Occupation(s) and other            Overseen by
And Age                     Fund           since(2)       Directorships During Past 5 Years            Trustee
--------------------------- -------------- -------------- -------------------------------------------- --------------

--------------------------- -------------- -------------- -------------------------------------------- --------------
William H. King             Vice           2001           Vice  President  and  Assistant  Treasurer,  N/A
Born:  1952                 President                     the Adviser;  Vice  President and Treasurer
                            and                           Treasurer of each of
                                                          the John Hancock
                                                          funds; Assistant
                                                          Treasurer of each of
                                                          the John Hancock funds
                                                          (until 2001).

--------------------------- -------------- -------------- -------------------------------------------- --------------
Susan S. Newton             Senior Vice    2001           Senior Vice President, Secretary and Chief   N/A
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
--------------------------- -------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The Audit Committee members are Messrs. Moore (Chairman), Glavin and Ms. McGill Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended May 31, 2004.

The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. The Administration Committee does not have at this time formal criteria for the qualifications of candidates to serve as an Independent Trustee, although the Administration Committee may develop them in the future. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the
Administration Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees,
(v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Administration Committee held four meetings during the fiscal year ended May 31, 2004.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.


Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the following address: 101 Huntington Avenue, Boston, MA 02199. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.


The Contracts/Operations Committee members are Messrs. Aronowitz (Chairman), and Farrell. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended May 31, 2004.

The Investment Performance Committee members are Messrs. Chapman (Chairman), Cosgrove and Pratt. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended May 31, 2004.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2003.


-------------------------------- -------------------------------- -------------------------------------------------
                                 Dollar Range of Fund shares      Aggregate Dollar Range of holdings in John
Name of Trustee                  Owned by Trustee (1)             Hancock funds overseen by Trustee (1)
---------------                  ---------------------            -------------------------------------
-------------------------------- -------------------------------- -------------------------------------------------
Independent Trustees
-------------------------------- -------------------------------- -------------------------------------------------
Charles L. Ladner**              None                             Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
Dennis S. Aronowitz              None                             $50,001-$100,000
-------------------------------- -------------------------------- -------------------------------------------------
Richard P. Chapman, Jr.          None                             Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
William J. Cosgrove              None                             Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
Richard A. Farrell               None                             Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
William F. Glavin                None                             Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
Dr. John A. Moore                1-$10,000                        Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
Patti McGill Peterson            None                             Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
John W. Pratt                    None                             Over $100,000
-------------------------------- -------------------------------- -------------------------------------------------
Non-Independent Trustee
-------------------------------- -------------------------------- -------------------------------------------------
James A. Shepherdson*            None                             None
-------------------------------- -------------------------------- -------------------------------------------------


(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2003, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, none and over $100,000 for Mr. Glavin, none and over $100,000 for Mr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services.


*Mr. Shepherdson was appointed a Trustee of the John Hancock Funds as of May 12, 2004.

**As of June 16, 2004 the Independent Trustees elected Charles L. Ladner as Trustee of the Fund and Independent Chairman of the Board.



                                                               Total Compensation From the
                                 Aggregate Compensation from   Fund and John Hancock Fund
Independent Trustees             the Fund (1)                  Complex to Trustees (2)
--------------------             ------------                  ----------------------
Dennis J. Aronowitz              $   221                      $  72,250
Richard P. Chapman*                  239                         79,000
William J. Cosgrove*                 275                         79,500
Richard A. Farrell                   244                         79,250
William F. Glavin*                   231                         74,250
Dr. John A. Moore*                   157                         74,000
Patti McGill Peterson                151                         72,750
John Pratt                           237                         76,500
                                 ---------                     ----------
Total                            $ 1,755                       $607,500

(1) Compensation is for the fiscal year ending May 31, 2004.


(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2003. As of this date, there were fifty one funds in the John Hancock Fund Complex, with Dr. Moore and Ms. Peterson serving on twenty-nine funds and each of the other Independent Trustees serving on twenty funds.

*As of December 31, 2003, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $63,573, Mr. Cosgrove was $210,257, Mr. Glavin was $306,646 and for Dr. Moore was $248,464 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of September 7, 2004, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% of or more of the outstanding shares of each class of the Fund:

---------------------------------------------------------- ------------ ----------- ----------- -----------
Name and Address of Owners of More than 5% of Shares       Class A      Class B     Class C     Class I
---------------------------------------------------------- ------------ ----------- ----------- -----------
John Hancock Advisers, LLC                                 60.53%       --          --          100.0%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston, MA  02199-7603

---------------------------------------------------------- ------------ ----------- ----------- -----------
MLPF&S For The Sole                                        --           8.87%       17.63%      --
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

---------------------------------------------------------- ------------ ----------- ----------- -----------
NFS/FMTC IRA                                               --           --          6.12%       --
FBO Joyce R. Hurley
PO Box 43
Arden NY 10910-0043

---------------------------------------------------------- ------------ ----------- ----------- -----------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, a premier investment management company, managed $29 billion in open-end funds, closed-end funds, private accounts and retirement plans for individual and institutional investors as of June 30, 2004. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their Fund statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and Funds, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, Funding, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreements, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:



                Average Daily Net Assets                          Annual Rate
                ------------------------                          -----------

                First $1,000,000,000                              0.65%
                Next $3,000,000,000                               0.60%
                Amount Over $4,000,000,000                        0.55%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

The Adviser has agreed to limit the Fund's expenses (excluding the transfer agent and 12b-1 fees) to 0.90% of the Fund's average daily net assets. The adviser reserves the right to terminate this limitation in the future.


For the fiscal year ended May 31, 2002, 2003 and 2004, the Adviser received a fee of $70,920, $131,802 and $197,665, respectively. After the expense reductions the Fund paid an advisory fee for the fiscal years ended May 31, 2002, 2003 and 2004 of $0, $45,958 and $131,052, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

o The investment performance of the Fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable high current yield funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The fee charged by the Adviser for investment advisory and administrative services, as well as other compensation received by affiliates of the Adviser and the total operating expenses of the Fund. The Independent Trustees determined that these fees and expenses were reasonable based on the average advisory fees and operating expenses for comparable funds. The Independent Trustees also took into account the nature of the advisory fee arrangement, which includes breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Adviser's investment staff and portfolio management process, the historical quality of services provided by the Adviser, and the overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel o the Independent Trustees and counsel to the Fund.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement.
----------------------------------------
The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended May 31, 2002, 2003 and 2004, the Fund paid the Adviser $2,297, $5,163 and $8,870, respectively, for services under this Agreement.


Proxy Voting.
-------------
The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfsh.jhfunds.com/jhfshareholder/frame/sh_home.html or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B, Class C and Class R shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal year ended May 31, 2002, 2003 and 2004 were $56,172, $67,347 and $60,121. Of such amount $6,742, $7,449 and $7,522 were retained by
John Hancock Funds in 2002, 2003 and 2004, respectively. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal year ended May 31, 2002, 2003 and 2004 was $18,225, $13,397 and $14,632,
respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and Fund maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended May 31, 2004, an aggregate of $56,131 of distribution expenses or 0.53% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees. For the fiscal year ended May 31, 2004, an aggregate of $0 of distribution expenses or 0% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock funds through the receipt of deferred sales charges or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended May 31, 2004, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.


                                  Expense Items
                                  -------------

                                        Printing and
                                        Mailing of                                                   Interest
                                        Prospectus                                Expenses of John   Carrying or
                                        To New             Compensation to        Hancock            Other Finance
                      Advertising       Shareholders       Selling Firms          Funds              Charges
                      -----------       ------------       -------------          -----              -------

Class A               $   7,548         $ 1                $  7,069               $  32,834           --
Class B                  13,374           4                  36,135                  55,584           --
Class C                   3,724           2                  21,322                  14,780           --


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

In addition, from time to time, John Hancock Funds, at its expense, and without additional cost to the Fund or its shareholders, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings or non-cash compensation in the form of occasional gifts, meals, tickets or other entertainment. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD.

              First Year Broker or Other Selling Firm Compensation

                                      Investor pays
                                      sales charge         Selling Firm             Selling Firm
                                      (% of offering       receives                 receives 12b-1       Total Selling Firm
Class A investments                   price)               commission (1)           service fee (2)      compensation (3)(4)
-------------------                   ------               --------------           ---------------      -------------------
Up to $99,999                         4.50%                3.76%                    0.25%                4.00%
$100,000 - $249,999                   3.75%                3.01%                    0.25%                3.25%
$250,000 - $499,999                   2.75%                2.06%                    0.25%                2.30%
$500,000 - $999,999                   2.00%                1.51%                    0.25%                1.75%

Investments of Class A shares of $1
million or more (5)
-------------------

First $1M - $4,999,999                --                   0.75%                    0.25%                1.00%
Next $1 - $5M above that              --                   0.25%                    0.25%                0.50%
Next $1 or more above that            --                   0.00%                    0.25%                0.25%

Class B investments
-------------------

All amounts                           --                   3.75%                    0.25%                4.00%

Class C investments
-------------------

All amounts                           --                   0.75%                    0.25%                1.00%

Class I investments
-------------------

All amounts                           --                   0.00%                    0.00%                0.00% (6)

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets (paid quarterly in arrears).

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

(6) John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time (11:00 a.m., New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of

Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 (see "Combination Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase.

Without Sales Charges.
----------------------
Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by a Prudential Financial company.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

            Amount Invested                  CDSC Rate
            ---------------                  ---------

            First $1 to $4,999,999              1.00%
            Next $1-$5M above that              0.50%
            Next $1 or more above that          0.25%

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

With Reduced Sales Charges
--------------------------

Combination Privilege.
----------------------
For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Accumulation Privilege.
-----------------------
Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor or his/her Immediate Family.

Group Investment Program.
-------------------------
Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and
(4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of  Intention.
-------------------
Reduced Class A sales charges under the Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge.
---------------------------------
Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your Fund and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      oProceeds of 50 shares redeemed at $12 per shares (50 x 12)     $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                   (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend
         reinvestment)                                                (120.00)
                                                                      -------
      oAmount subject to CDSC                                         $280.00

     *The appreciation is based on all 100 shares in the Fund not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your Fund if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust Funds unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Financial companies.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.



----------------------- --------------------- ----------------- ---------------- ---------------- -----------------
Type of                 401 (a) Plan (401     403 (b)           457              IRA, IRA         Non-retirement
Distribution            (k), MPP, PSP) 457                                       Rollover
                        & 408 (SEPs &
                        Simple IRAs)
----------------------- --------------------- ----------------- ---------------- ---------------- -----------------
Death or Disability     Waived                Waived            Waived           Waived           Waived
------------------------ --------------------- ----------------- ---------------- ---------------- -----------------
Over 701/2             Waived                Waived            Waived           Waived for       12% of account
                                                                                 required         value annually
                                                                                 minimum          in periodic
                                                                                 distributions*   payments
                                                                                 or 12% of
                                                                                 account value
                                                                                 annually in
                                                                                 periodic
                                                                                 payments.
----------------------- --------------------- ----------------- ---------------- ---------------- -----------------
Between 591/2and 701/2 Waived                Waived            Waived           Waived for       12% of account
                                                                                 Life             value annually
                                                                                 Expectancy or    in periodic
                                                                                 12% of account   payments
                                                                                 value annually
                                                                                 in periodic
                                                                                 payments.
----------------------- --------------------- ----------------- ---------------- ---------------- -----------------
Under 591/2            Waived for annuity    Waived for        Waived for       Waived for       12% of account
(Class B and Class C    payments (72t) or     annuity           annuity          annuity          value annually
only)                   12% of account        payments (72t)    payments (72t)   payments (72t)   in periodic
                        value annually in     or 12% of         or 12% of        or 12% of        payments
                        periodic payments.    account value     account value    account value
                                              annually in       annually in      annually in
                                              periodic          periodic         periodic
                                              payments. payments. payments.
----------------------- --------------------- ----------------- ---------------- ---------------- -----------------
Loans                   Waived                Waived            N/A              N/A              N/A
----------------------- --------------------- ----------------- ---------------- ---------------- -----------------
Termination of Plan     Not Waived            Not Waived        Not Waived       Not Waived       N/A
----------------------- --------------------- ----------------- ---------------- ---------------- -----------------
Hardships               Waived                Waived            Waived           N/A              N/A
----------------------- --------------------- ----------------- ---------------- ---------------- -----------------
Qualified Domestic      Waived                Waived            Waived           N/A              N/A
Relations Orders
----------------------- --------------------- ----------------- ---------------- ---------------- -----------------
Termination of          Waived                Waived            Waived           N/A              N/A
Employment Before
Normal Retirement Age
----------------------- --------------------- ----------------- ----------------                  -----------------
Return of Excess        Waived                Waived            Waived           Waived           N/A
----------------------- --------------------- ----------------- ---------------- ---------------- -----------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege.
-------------------
The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Investors may exchange Class I shares for Class I shares of other John Hancock funds, shares of any John Hancock institutional fund, or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I or institutional fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan.
---------------------------
The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP").
------------------------------------------------
The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege.
----------------------------------------
If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's Fund will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------

Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Trust and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the Fund application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint Fund will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's Fund is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, Fund number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any Fund due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on Funds whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts or estates.


TAX STATUS

The Fund, is treated as a separate entity for Funding and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the

Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into Fund currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into Fund the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into Fund for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has a $16,592 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire in 2011.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to Funds maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


For the 30-day fiscal period ended May 31, 2004, the annualized yield for the Fund's Class A, Class B, Class C and Class I shares were 5.85%, 5.43%, 5.37% and 6.50%, respectively.

As of May 31, 2004, the average annual total returns for Class A shares of the Fund for the 1 year and since commencement of operations on March 1, 2001 were 1.28% and 5.68%, respectively.

As of May 31, 2004, the average annual total returns for Class B shares of the Fund for the 1 year and since commencement of operations on March 1, 2001 were 0.32% and 5.68%, respectively.

As of May 31, 2004, the average annual total returns for Class C shares of the Fund for the 1 year and since commencement of operations on March 1, 2001 were 4.29% and 6.47%, respectively. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge that became effective July 15, 2004.

As of May 31, 2004, the average annual total returns for Class I shares of the Fund for 1 year and since commencement of operations on March 1, 2001 were 6.40% and 7.51%, respectively.


The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, where applicable) on the last day of the period, according to the following standard formula:

                             a-b       6
                Yield=2 ( [ (---) + 1 ] - 1 )
                             cd

Where:

     a    = dividends and interest earned during the period.
     b    = net expenses accrued during the period.
     c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period (NAV where applicable).

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ERV

Where:

     P=   a hypothetical initial payment of $1,000.
     T=   average annual total return
     n=   number of years
   ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2003 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVD

Where:

     P=   a hypothetical initial payment of $1,000.
     T=   average annual total return (after taxes on distributions)
     n=   number of years
  ATVD= ending value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVDR

Where:

     P=   a hypothetical initial payment of $1,000.
     T=   average  annual  total  return  (after  taxes  on  distributions   and
          redemption)
     n=   number of years
  ATVD= ending value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into Fund. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit ("CD's") which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD. There are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers to reflect a "spread." Investment in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transaction. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies that the Trustees may adopt from time to time. For the fiscal year ended May 31, 2004, the Fund did not paid compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research service" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended May 31, 2002, 2003 and 2004, the Fund paid negotiated brokerage commissions of $0, $0 and $0, respectively.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, Manulife Financial Securities, LLC ("MF Securities" or "Affiliated Broker"). For the fiscal years ended May 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account and $18.50 for each Class C shareholder account. The Fund also pays Signature Services an annual fee of 0.015% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values. The transfer agent has agreed to limit transfer agent fees on Class A, Class B and Class C shares to 0.11% at least until September 30, 2005. The Fund pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares. For shares held of record in omnibus or there group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.
PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

FUND SECURITIES

The Fund has a policy for disclosure of its portfolio securities. Information about the securities held by the Fund may not be disclosed except as follows:

On the fifth business day after month-end, certain information is published on www.jhfunds.com, including but not limited to top ten holdings, sector analysis, and investment performance. The complete portfolio is published on www.jhfunds.com each month with a one-month lag (for example, information as of December 31 will be published on February 1). Once published, the portfolio information is available to the public and all categories of investors and potential investors.

More current portfolio information is disclosed (subject always to confidentiality agreements) when necessary for the efficient management of the Fund's portfolio. Parties receiving more current information are: The Fund's proxy voting service; publishers and writers for the Fund's financial reports; risk management and portfolio analysis systems; and rating agencies. No compensation or other consideration is received by the Fund, its adviser or any affiliated party in regard to disclosure.

Exceptions to the above policy must be authorized by the Fund's chief legal officer or chief compliance officer, and are subject to ratification by the Board of Trustees.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX B - Description of Bond Ratings
----------------------------------------

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C, D Debt rated 'BB', 'B', 'CCC', 'CC', 'C' and 'D' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D The rating 'D' is typically applied when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments n an obligation are jeopardized.

         Fitch describes its ratings for Tax-exempt Bonds as follows:

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foresee future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

         B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Fitch describes its ratings for Tax-exempt Bonds as follows:

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foresee future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

         B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         Fitch Ratings for short-term debt obligations that are payable on demand or have original maturates of up to three years including commercial paper, certificates of deposits, medium term notes and municipal and investment notes are designated by the following ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

APPENDIX C
                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

                               Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

                              Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

                   Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
     o    the compensation committee is not fully independent
     o    plan dilution is more than 10% of outstanding common stock,
     o company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o    this plan dilutes outstanding common equity greater than 10%
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     o    the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:
     o the minimum vesting period for options or time lapsing restricted stock is les than one year
     o    the potential dilution for all company plans is more than 85%

Other Business

     For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o    change the company name;
     o    approve  other  business;
     o    adjourn meetings;
     o    make technical amendments to the by-laws or charters;
     o    approve financial statements;

     o    approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o    seeking  to  create  a   nominating   committee  or  to  increase  the
          independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2004 Annual Report to Shareholders for the year ended May 31, 2004 (filed electronically on July 30, 2004, accession number 0000928816-04-000627) and are included in and incorporated by reference into Part B of this Registration Statement for John Hancock High Income Fund (file nos. 811-4651 and 33-5186).

John Hancock Strategic Series
  John Hancock High Income Fund

  Statement of Assets and Liabilities as of May 31, 2004. Statement of Operations of the year ended May 31, 2004.
  Statement of Changes in Net Asset for each of the periods indicated therein. Financial Highlights for each of the periods indicated therein. Schedule of Investments as of May 31, 2004.
  Notes to Financial Statements.
  Report of Independent Auditors.

                          JOHN HANCOCK STRATEGIC SERIES

                                     PART C.

OTHER INFORMATION

Item 23.  Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24.  Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25. Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06. Indemnity."

1.01     Indemnification and Exculpation.
         -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26. Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Equity Trust, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II and John Hancock Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.



       Name and Principal           Positions and Offices            Positions and Offices
        Business Address              with Underwriter                  with Registrant
        ----------------              ----------------                  ---------------

James A. Shepherdson            Director, Chairman, President          Trustee, President
101 Huntington Avenue               and Chief Executive                and Chief Executive Officer
Boston, Massachusetts                    Officer

Jude A. Curtis                    Chief Compliance Officer                   None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Susan S. Newton                   Senior Vice President,               Senior Vice President,
101 Huntington Avenue               Chief Legal Officer                 Chief Legal Officer
Boston, Massachusetts                 and Secretary                        and Secretary

William H. King                   Assistant Treasurer                Vice President and Treasurer
101 Huntington Avenue
Boston, Massachusetts

Thomas E. Moloney                      Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Mark C. Lapman                         Director                              None
53 State Street
Boston, Massachusetts

John D. DesPrez III                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                  Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Keith F. Hartstein                  Executive Vice President                 None
101 Huntington Avenue
Boston, Massachusetts

Richard A. Brown                    Senior Vice President,               Senior Vice President,
101 Huntington Avenue               Chief Financial Officer              Chief Financial Officer
Boston, Massachusetts                                                    and Treasurer






                                      C-3




       Name and Principal           Positions and Offices            Positions and Offices
        Business Address              with Underwriter                  with Registrant
        ----------------              ----------------                  ---------------

Karen F. Walsh                        Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

John T. Litzow                        Senior Vice President                  None
101 Huntington Avenue
Boston, Massachusetts

Jeffrey H. Long                       Vice President, Controller             None
101 Huntington Avenue                 and Assistant Treasurer
Boston, Massachusetts

Kristine McManus                      Vice President                         None
101 Huntington Avenue
Boston, Massachusetts


         (c)      None.

Item 28. Location of Accounts and Records.

         The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment
         Company Act of 1940 at its principal executive offices at 101
         Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services.

          Not applicable.

Item 30.  Undertakings.

          Not applicable





                                       C-4


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 29th day of September, 2004.


                             JOHN HANCOCK STRATEGIC SERIES

                       By:              *
                             --------------------------
                             James A. Shepherdson
                             President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



     Signature                              Title                          Date
     ---------                              -----                          ----

         *
-------------------------        Trustee, President and
James A. Shepherdson             Chief Executive Officer


         *                       Senior Vice President and
-------------------------        Chief Financial Officer
Richard A. Brown

/s/William H. King               Vice President, Treasurer              September 29, 2004
-------------------------        (Chief Accounting Officer)
William H. King

         *                       Trustee
-------------------------
Dennis S. Aronowitz

         *                       Trustee
-------------------------
Richard P. Chapman, Jr.

         *                       Trustee
-------------------------
William J. Cosgrove

         *                       Trustee
-------------------------
Richard A. Farrell

         *                       Trustee
-------------------------
William F. Glavin

         *                       Chairman and Trustee
-------------------------
Charles L. Ladner

         *                       Trustee
-------------------------
John A. Moore

         *                       Trustee
-------------------------
Patti McGill Peterson

         *                       Trustee
-------------------------
John W. Pratt



By:      /s/Susan S. Newton                                           September 29, 2004
         ------------------
         Susan S. Newton,
         Attorney-in-Fact
         Powers of Attorney
         dated September 12, 2001,
         May 12, 2004 and June 15, 2004.

                                       C-5






John Hancock Capital Series                 John Hancock Strategic Series
John Hancock Declaration Trust              John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust        John Hancock World Fund
John Hancock Investors Trust                John Hancock Investment Trust II
John Hancock Equity Trust                   John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


                                POWER OF ATTORNEY
                                -----------------

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM h. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/Maureen R. Ford                                 /s/Gail D. Fosler
----------------------------                       -----------------
Maureen R. Ford, as Chairman                       Gail D. Fosler
and Chief Exective Officer

/s/John M. DeCiccio                                /s/William F. Glavin
----------------------------                       --------------------
John M. DeCiccio, as Trustee                       William F. Glavin

/s/Dennis S. Aronowitz                            /s/John A. Moore
----------------------                            ----------------
Dennis S. Aronowitz                               John A. Moore

/s/Richard P. Chapman, Jr.                        /s/Patti McGill Peterson
--------------------------                        ------------------------
Richard P. Chapman, Jr.                           Patti McGill Peterson

/s/William J. Cosgrove                            /s/John W. Pratt
----------------------                            ----------------
William J. Cosgrove                               John W. Pratt

/s/Richard A. Farrell
---------------------
Richard A. Farrell





Panel A
John Hancock Capital Series                John Hancock Strategic Series
John Hancock Declaration Trust             John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust       John Hancock World Fund
John Hancock Investors Trust               John Hancock Investment Trust II
John Hancock Equity Trust                  John Hancock Investment Trust III
John Hancock Sovereign Bond Fund




                                POWER OF ATTORNEY

     The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint
WILLIAM H. KING, AVERY P. MAHER AND SUSAN S. NEWTON, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the
"1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 15th day of June, 2004.





                                     /s/Charles L. Ladner
                                     Charles L. Ladner
                                     Trustee




Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund

Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Premium Dividend Fund I
John Hancock Bond Trust                                          John Hancock Patriot Premium Dividend Fund II
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Select Dividend Trust
John Hancock Current Interest                                    John Hancock Series Trust
John Hancock Institutional Series Trust                          John Hancock Tax-Free Bond Trust
John Hancock Investment Trust                                    John Hancock Preferred Income Fund
John Hancock Cash Reserve, Inc.                                  John Hancock Preferred Income Fund II
John Hancock Patriot Global Dividend Fund                        John Hancock Preferred Income Fund III
John Hancock Preferred Dividend Fund                             John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Premium Dividend Fund

                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the
Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of May 12, 2004.



                                                 By: /s/Richard A. Brown
                                                     -------------------
                                                 Name: Richard A. Brown
                                                 Title: Chief Financial Officer


Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Premium Dividend Fund I
John Hancock Bond Trust                                          John Hancock Patriot Premium Dividend Fund II
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Select Dividend Trust
John Hancock Current Interest                                    John Hancock Series Trust
John Hancock Institutional Series Trust                          John Hancock Tax-Free Bond Trust
John Hancock Investment Trust                                    John Hancock Preferred Income Fund
John Hancock Cash Reserve, Inc.                                  John Hancock Preferred Income Fund II
John Hancock Patriot Global Dividend Fund                        John Hancock Preferred Income Fund III
John Hancock Preferred Dividend Fund                             John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Premium Dividend Fund

                                POWER OF ATTORNEY
                                -----------------

         The undersigned Trustee and Officer of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint SUSAN S. NEWTON and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form
N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the
"1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of May, 2004



                                                  By: /s/James A. Shepherdson
                                                      -----------------------
                                                  Name: James A. Shepherdson, as
                                                  Title: Trustee, President and
                                                  Chief Executive Officer




                          John Hancock Strategic Series

                               (File no. 33-5186)

                                INDEX TO EXHIBITS

99.(a)   Amended and Restated Declaration of Trust of John Hancock Strategic
         Series dated June 8, 1999.******

99.(a).1 Amendment of Section 5.11 and Establishment and Designation of Class A shares, Class B shares, Class C shares and Class I shares of beneficial interest of John Hancock High Income Fund effective March 1, 2001.******

99.(a).2 Amendment of Section 5.11 and Establishment and Designation of Class I
         Shares of Beneficial Interest of John Hancock Strategic Income Fund effective August 15, 2001.#

99.(a).3 Instrument Fixing the Number of Trustees and appointing Individual to
         Fill Vacancy.*****

99.(a).4 Amendment of Section 5.11 and Establishment and Designation of Class R shares of beneficial interest of John Hancock Strategic Income Fund dated August 1, 2003.####

99.(b)   By-Laws.  Amended and Restated By-Laws dated December 3, 1996.**

99.(b).1 Amendment to By-Laws for all John Hancock open end funds to add
         Abstentions and Broker Non-Votes effective March 1, 2002.###

99.(c) Instruments Defining Rights of Securities Holders. See exhibits 99.(a) and 99.(b).

99.(d)   Investment Advisory Contracts.  Investment Advisory Agreement between
         John Hancock  Strategic Income Fund and John Hancock Advisers, Inc.
         dated January 1, 1994.*

99.(d).1 Investment Management Contract between John Hancock High Income Fund and John Hancock Advisers, Inc. dated March 1, 2001.******

99.(e)   Underwriting Contracts.  Distribution Agreement between John Hancock
         Funds, Inc. (formerly named John Hancock Broker Distribution Services,
         Inc. and the Registrant dated August 1, 1991.*

99.(e).1 Form of Soliciting Dealer Agreement between John Hancock Broker
         Distribution Services, Inc. and Selected Dealers.+

99.(e).2 Form of Financial Institution Sales and Service Agreement between John
         Hancock Funds, Inc. and the John Hancock funds.*

99.(e).3 Amendment to Distribution Agreement between Registrant and John Hancock
         Funds, Inc. dated August 30, 1996.**

99.(e).4 Amendment to Distribution Agreement between John Hancock High Income
         Fund and John Hancock Advisers, Inc. dated March 1, 2001.******

99.(f)   Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g)   Custody Agreement between John Hancock Mutual Funds and Bank of New
         York dated September 10, 2001.##

99.(h) Other Material Contracts. Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock
         Signature Services, Inc. dated June 1, 1998.***

99.(h).1 Amendment to the Master Transfer Agency Service Agreement between
         John Hancock Funds and John Hancock Signature Services, Inc. dated
         March 1, 2001.******

99.(h).2 Accounting and Legal Services Agreement between John Hancock Advisers,
         Inc. and Registrant as of January 1 1996.***

99.(h).3 Service Agreement between John Hancock Strategic Income Fund (Class A
         Shares) and Charles Schwab & Co., Inc. dated January 24, 2000.******

99.(h).4 Amendment to the Amended and Restated Master Transfer Agency and Service
         Agreement between John Hancock Funds and John Hancock Signature
         Services, Inc. effective July 1, 2003.#####

99.(h).5 Amendment to the Amended and Restated Master Transfer Agency and Service
         Agreement between John Hancock Funds and John Hancock Signature
         Services, Inc. effective July 1, 2004.+


99.(i)   Legal Opinion.+

99.(j)   Other Opinions. Auditor's Consent.+

99.(k)   Omitted Financial Statements.  Not Applicable.

99.(l)   Initial Capital Agreements.  Not Applicable.


                                      C-6

99.(m)   Rule 12b-1 Plans.  Class A Distribution Plan between John Hancock
         Strategic Income Fund and John Hancock Funds, Inc. dated January 3,
         1994.*

99.(m).1 Class B Distribution Plan between John Hancock Strategic Income Fund and John Hancock Funds, Inc. December 8, 1998.****

99.(m).2 Class C Distribution Plan between John Hancock Strategic Income Fund and John Hancock Funds, Inc. dated May 1, 1998. ***

99.(m).3 Distribution Plans between John Hancock High Income Fund and John
         Hancock Funds, Inc. for Class A, Classs B and Class C shares dated
         March 1, 2001.******

99.(m).4 Class R shares Distribution Plan between John Hancock Strategic Income
         Fund and John Hancock Funds, LLC dated August 1, 2003.####

99.(m).5 Class R shares Service Plan between John Hancock Income Fund and John
         Hancock Funds, LLC dated August 1, 2003.####

99.(n)   Not Applicable

99.(o) John Hancock Funds Class A, Class B, Class C and Class I shares amended and restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant.####

99.(o).1 John Hancock Funds Class A, Class B, Class C, Class I and Class R shares amended and restated Multiple Class Plan pursuant to Rule 18f-3 for Strategic Income Fund.####

99.(p)   Code of Ethics: John Hancock Advisers and each of the John Hancock
         Funds dated May 1, 2004.######

*        Previously filed electronically with Registration Statement and/or post
         -effective amendment no. 21 file nos. 811-6451 and 33-5186 on June 29, 1995, accession number 0000950146-95-000353.

** Previously filed electronically with Registration Statement and/or post-effective amendment no. 25 file nos. 811-6451 and 33-5186 on February 27, 1997, accession number 0001010521-97-00230.

*** Previously filed electronically with Registration Statement and/or post-effective amendment no. 28, file nos. 811-6451 and 33-5186 on July 6, 1998, accession number 0001010521-98-000286.

**** Previously filed electronically with Registration Statement and/or post-effective amendment no. 30, file nos. 811-6451 and 33-5186 on September 27, 1999, accession number 0001010521-99-000343.

***** Previously filed electronically with Registration Statement and/or post-effective amendment no. 31, file nos. 811-6451 and 33-5186 on July 25, 2000, accession number 0001010521-00-000354.

****** Previously filed electronically with Registration Statement and/or post-effective amendment no. 32, file nos. 811-6451 and 33-5186 on September 25, 2000, accession number 0001010521-00-000425.

******* Previously filed electronically with Registration Statement and/or post-effective amendment no. 33, file nos. 811-6451 and 33-5186 on June 25, 2001, accession number 0001010521-01-500065.

# Previously filed electronically with Registration Statement and/or post-effective amendment no. 35, file nos. 811-6451 and 33-5186 on August 27, 2001, accession number 0001010521-01-50046.

## Previously filed electronically with Registration Statement and/or post-effective amendment no. 36, file nos. 811-6451 and 33-5186 on October 25, 2001, accession number 0001010521-01-500238.

### Previously filed electronically with Registration Statement and/or post-effective amendment no. 37, file nos. 811-6451 and 33-5186 on September 26, 2002, accession number 0001010521-02-000509.

#### Previously filed electronically with Registration Statement and/or post-effective amendment no. 38, file nos. 811-6451 and 33-5186 on August 5, 2003, accession number 0001010521-03-000258.

##### Previously filed electronically with Registration Statement and/or post-effective amendment no. 39, file nos. 811-6451 and 33-5186 on Septmber 29, 2003, accession number 0001010521-03-000317.

###### Previously filed electronically with Registration Statement and/or post-effective amendment no. 40, file nos. 811-6451 and 33-5186 on July 23, 2004, accession number 0001010521-03-000149.


+        Filed herewith.

                                      C-7